As filed with the Securities and Exchange Commission on July 13, 2020

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

GREAT ELM CAPITAL CORP.

(Registrant’s Exact Name as Specified in Charter)

800 South Street, Suite 230

Waltham, Massachusetts 02453

(Address of Principal Executive Offices)

(617) 375-3006

(Registrant’s Telephone Number, including Area Code)

Peter A. Reed

Chief Executive Officer and President

Great Elm Capital Corp.

800 South Street, Suite 230

Waltham, Massachusetts 02453

(Name and Address of Agent for Service)

COPIES TO:

Rory T. Hood Jones Day 250 Vesey Street New York, New York 10281 (212) 326-3939	Matthew J. Carter Thomas J. Friedmann Dechert LLP 1900 K Street NW Washington, DC 20006 (202) 261-3300

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value per share			$1,000,000	$129.80
Rights to Purchase Common Stock	(2)	None	None	None

(1)	Estimated pursuant to Rule 457(a) under the Securities Act of 1933 for the purpose of calculating the registration fee.
(2)	No separate consideration will be received by the Registrant.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 13, 2020

PRELIMINARY PROSPECTUS

GREAT ELM CAPITAL CORP.

Up to [            ] Shares of Common Stock

Issuable Upon Exercise of Rights

To Subscribe for Such Shares

We are an externally managed non-diversified closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups (JOBS) Act (the “JOBS Act”), and, as such, are subject to reduced public company reporting requirements. Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt instruments of middle-market companies in a range of industries, which our external investment manager, Great Elm Capital Management, Inc. (“GECM”), defines as companies with enterprise values between $100.0 million and $2.0 billion. Our investment objectives may be changed without a vote of the holders of a majority of our stock. GECM provides the administrative services necessary for us to operate.

We are issuing non-transferable subscription rights (“rights”) to our stockholders of record as of [5:00 p.m., New York City time], on [                    ], 2020, entitling the holders thereof to subscribe for up to an aggregate of [                ] shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every [                ] right held (the “primary subscription right”). The subscription price per share will be [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, rights holders will generally not know the subscription price at the time of exercise. In addition, record date stockholders who fully exercise their rights will be entitled to subscribe, subject to the limitations described in this prospectus and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights. Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent.

We expect that Great Elm Capital Group, Inc. (“GEC”) and certain of our other stockholders (collectively, the “Participating Shareholders”) would likely fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise all rights issued to them. See “The Offering—Over-Subscription Privilege.”

As a result of the terms of this offering, stockholders who do not fully exercise their rights will own, upon completion of this offering, a smaller proportional interest in us than they owned prior to the offering. In addition, because the subscription price per share will be less than the net asset value (“NAV”) per share, based on our current market price, the offering will result in an immediate dilution of NAV per share for all of our stockholders. This offering will also cause dilution in the distributions per share we are able to distribute subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for or what the NAV or market price of our common stock will be on the expiration date for the offering. If the subscription price per share is substantially less than the current NAV per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our NAV per share, then all stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors—Risks Relating to this Offering—Stockholders who do not participate in this rights offering will experience immediate dilution in an amount that may be material” and “Dilution” in this prospectus for more information.

After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at the estimated subscription price of $[            ] per share, and our receipt of the estimated net proceeds from that sale, as of March 31, 2020, our “as adjusted” NAV would be approximately $[            ], or approximately $[            ] per share, representing immediate NAV dilution of approximately $[            ] per share to our existing stockholders. Rights holders may not know the subscription price at the time of exercise and will be required initially to pay for both the shares of common stock subscribed for pursuant to the primary subscription right and, if eligible, any additional shares of common stock subscribed for pursuant to the over-subscription privilege at the subscription price.

Our common stock is traded on the Nasdaq Global Market under the symbol “GECC”. The last reported closing price for our common stock on [                    ], 2020 was $[            ] per share. The NAV of our common stock as of

March 31, 2020 (the last date prior to the date of this prospectus on which we determined NAV) was $5.05 per share. The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC”. See “The Offering” for a complete discussion of the terms of this offering.

The offering will expire at [5:00 p.m., New York City time], on [                    ], 2020, unless extended as described in this prospectus. We, in our sole discretion, may extend the period for exercising the rights. You may exercise the rights at any time during the subscription period.

This prospectus sets forth concisely important information you should know before investing in the rights. Please read it and the documents we refer you to carefully in their entirety before you invest and keep this prospectus for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through such website. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.

Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page 19 of this prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share(4)	Total(5)
Subscription price(1)	$	$
Estimated sales load(2)(3)	$	$
Proceeds to us, before expenses(2)	$	$

(1)

Estimated on the basis of [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on [                    ]. See “The Offering—Subscription Price.”

(2)

In connection with this offering, Imperial Capital, LLC and Piper Sandler & Co., the dealer managers for this offering, will receive a fee for their marketing and soliciting services equal to [                ]. See “The Offering—Dealer Managers Arrangements.”

(3)

We estimate that offering expenses (other than sales load) of approximately $[            ] will be incurred in connection with this offering. We estimate that net proceeds to us after sales load and expenses will be $[            ] assuming all of the rights are exercised at the estimated subscription price. [We have agreed to pay certain fees and expenses of the dealer managers, including legal fees, in connection with the offering, subject to a cap of $[            ].]

(4)	The estimated total and per share dollar amount of all fees and expenses of the rights offering will be $[ ] and $[ ], respectively.
(5)	Assumes all rights are exercised at the estimated subscription price.

Dealer Managers

Imperial Capital	Piper Sandler

This prospectus is dated [                ], 2020.

-i-

ABOUT THIS PROSPECTUS

You should read this prospectus carefully before you invest in shares of our common stock. This prospectus and the exhibits to the registration statement to which this prospectus relates contain the terms of the rights that we are offering. It is important for you to read and consider all of the information contained in this prospectus before making your investment decision. See “Where You Can Find More Information” in this prospectus.

You should rely only on the information contained, or incorporated by reference, in this prospectus. We and the dealer managers have not authorized any other person to provide you with additional information, or with information different from that contained in this prospectus. We and the dealer managers take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give to you. We and the dealer managers are not making an offer to sell the rights in any jurisdiction where the offer or sale is not permitted. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the securities to which it relates. You should assume that the information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since such date. To the extent required by law, we will amend or supplement the information contained in this prospectus. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities.

The terms “we,” “us,” “our,” “the Company” and “GECC” in this prospectus refer to Great Elm Capital Corp., a Maryland corporation, and its subsidiaries for the periods after our consummation of the formation transactions (as described under “The Company—Formation Transactions,” the “Formation Transactions”) and the merger of Full Circle Capital Corporation with and into us.

-ii-

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus and the other information included in this prospectus and the documents to which we have referred.

The Rights Offering

Rights Offered

We are issuing to stockholders of record, or record date stockholders, as of [5:00 p.m., New York City time], on [                ], 2020, or the record date, one non-transferable right for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every [    ] right held, which we refer to as the primary subscription right. You may exercise the rights at any time during the subscription period.

The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC”.

Subscription Price

The subscription price per share will be [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares of common stock pursuant to their primary subscription rights or pursuant to the over-subscription privilege will generally not know the actual purchase price of those shares when they make that decision. See “The Offering—Subscription Price.” Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent.

Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock that were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “The Offering—Over-Subscription Privilege.”

We expect the Participating Shareholders would likely fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise all rights issued to them. See “The Offering—Over-Subscription Privilege.”

Purpose of the Offer

Our board of directors (the “Board”) has determined that it is in our best interest and the best interests of our stockholders to raise additional capital to (i) support our existing portfolio companies through the COVID-19 pandemic and (ii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that GECM believes have become undervalued due to the current extreme market volatility and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. See “Use of Proceeds.” We believe strengthening our balance sheet is a prudent course of action in the face of the current market environment as we may need to support our existing portfolio companies with additional capital. Furthermore, in periods of market dislocation, there may be attractive new investment opportunities at compelling values on a risk-adjusted return basis. We do not currently intend to use the proceeds from this offering to fund cash distributions. This offering gives existing stockholders the right to purchase additional shares while providing us access to additional equity capital resources. All costs of this rights offering will be borne by our stockholders whether or not they exercise their rights. In connection with the approval of this rights offering, our Board considered a number of factors, including the following factors:

•

the subscription price relative to the market price and to our NAV per share, including the substantial likelihood that the subscription price will be below our NAV per share and the resulting effect that the offering may have on our NAV per share;

•	the impact of the offering as compared to alternative methods of financing on our asset coverage ratio and the limitations we face as a result of falling below such asset coverage ratio;

•	the impact of the current COVID-19 pandemic on us, our portfolio companies and the global markets;

•

the structure of the offering, including the pricing mechanism, a transferable versus non-transferable rights offering, the effect of a not fully subscribed offering and the inclusion of an over-subscription privilege;

•	our ability to support our existing portfolio companies, particularly in light of current market conditions;

•	the increased equity capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objectives and policies;

•	the dilution in ownership and voting power to be experienced by non-exercising stockholders;

•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer managers;

•	the size of the offering in relation to the number of shares outstanding;

•	the fact that the rights will not be listed on the Nasdaq Global Market;

•	the market price of our common stock, both before and after the announcement of the rights offering;

•	the possibility that the results of our portfolio companies in which we have a larger position may have less impact on our NAV as a result of the issuance of additional equity;

•	the benefits of a rights offering as compared to alternative methods of raising additional capital (i.e., issuance of junior debt, issuance of preferred debt, and asset sales);

•	the general condition of the capital markets, including the impact of macro events; and

•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to GECM.

We cannot provide you any assurance of the amount of dilution that a stockholder will experience, that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to GECM is based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage and net proceeds from this offering), so we expect to incur increased management fees payable to GECM as a result of this offering. In determining that this offering is in our best interest and in the best interests of our stockholders, we have retained Imperial Capital, LLC and Piper Sandler & Co., the dealer managers for this offering, to provide us with certain marketing and soliciting services relating to this offering, including advice with respect to the structure, timing and terms of the offering.

Non-transferability of Rights

The rights are being issued in this offering only to holders of our common stock as of the record date and are non-transferable. Therefore, each underlying share of common stock to be issued upon exercise of the rights, and not the rights, will be admitted for trading on the Nasdaq Global Market. See “The Offering—Non-Transferability of Rights.”

Use of Proceeds

We intend to use the net proceeds from this offering primarily to (i) support our existing portfolio companies through the COVID-19 pandemic and (ii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that GECM believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. See “Use of Proceeds.”

Dilutive Effects

Any stockholder who chooses not to participate in the offering, or who does not fully exercise their rights, should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their primary subscription rights. The amount of dilution that a stockholder may experience could be substantial. Further, because the net proceeds per share from the offering will likely be lower than our then-current NAV per share, the offering may reduce our NAV per share. See “Dilution.”

Amendments and Termination

We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment. In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby. In addition, the dealer managers have the right to terminate the dealer manager agreement. If this rights offering is terminated, all rights will expire without value, and the subscription agent will return as soon as practicable all exercise payments, without interest.

Offering Expenses

The expenses of the offering (other than the sales load) are expected to be approximately $[                ] and will be borne by holders of our common stock. See “Use of Proceeds.”

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

•	Contact the information agent, [ ], toll-free at [ ]. Broker-dealers and nominees may call [ ].

How to Subscribe

•	Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or

•

If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934 (the “Exchange Act”), have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription Agent and Information Agent

[                ] will act as the subscription agent and [                ] will act as the information agent in connection with this offering. You may contact [                ] and [                ] toll-free with questions at [                ] and [                ], respectively. Broker-dealers and nominees may call [                ].

Dealer Managers Arrangements

Imperial Capital, LLC and Piper Sandler & Co. will act as dealer managers for the offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide certain marketing assistance in connection with the offering and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer managers a fee for their marketing and soliciting services equal to [                ]. See “The Offering—Dealer Managers Arrangements.” The dealer managers may reallow a portion of its fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember

Record Date	[ ], 2020 [5:00 p.m. EST] (unless the offering is extended)

Subscription Period	from [ ], 2020 to [ ], 2020

Expiration Date	[ ], 2020 (unless the offering is extended)

Deadline for Delivery of Subscription Certificates and Payment for Shares	[ ], 2020 at [5:00 p.m. EST] (unless the offering is extended)

Deadline for Delivery of Notice of Guaranteed Delivery	[ ], 2020 at [5:00 p.m. EST] (unless the offering is extended)

Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	[ ], 2020 at [5:00 p.m. EST] (unless the offering is extended)

Great Elm Capital Corp.

We are a Maryland corporation that was formed in April 2016 and commenced operations on November 3, 2016 when Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), was merged with and into us (the “Merger”). We are an externally managed non-diversified closed-end management investment company that elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our tax year starting October 1, 2016. We are an “emerging growth company” within the meaning of the JOBS Act, and, as such, are subject to reduced public company reporting requirements.

Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt instruments of middle-market companies, which our external investment manager, GECM, defines as companies with enterprise values between $100.0 million and $2.0 billion. Our investment objectives may be changed without a vote of the holders of a majority of our stock. GECM provides the administrative services necessary for us to operate.

To achieve our investment objectives, we primarily focus on investing in secured and senior unsecured debt instruments in middle-market companies that offer sufficient downside protection but with the opportunity to unlock substantial return potential (interest income plus capital appreciation and fees, if any) that appropriately recognizes potential investment risks.

We target investments that we perceive to be undervalued due to over-leveraging or which operate in industries experiencing cyclical declines and may trade at discounts to their original issue prices. We source these transactions in the secondary markets and occasionally directly with issuers.

We seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to, or do, exceed our investment and any debt that is senior to, or ranks in parity with, our investment. GECM’s investment process includes a focus on an investment’s contractual documents, as it seeks to identify rights that enhance an investment’s risk protection and avoid contracts that compromise potential returns or recoveries. Although we intend to focus on senior debt instruments of middle-market companies, we may make investments throughout a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities.

Common stock of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. Our common stock has historically traded at a discount to our net asset value.

We are generally unable to sell our common stock at a price below net asset value per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell our common stock at a price below net asset value per share: (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our stockholders or (3) under such other circumstances as the SEC may permit. The subscription price is expected to be below our NAV per share based on our current market price.

Before the Merger, we acquired a portfolio of fixed income securities (the “Initial GECC Portfolio”) from private investment funds (the “MAST Funds”) managed by MAST Capital Management, LLC, a Delaware limited liability company (“MAST Capital”), a 14-year-old Boston-based middle-market, credit-focused investment manager. See “The Company—Formation Transactions.”

We may be required to hold higher levels of cash, money market funds, or other short-term securities in order to pay our expenses or make distributions to stockholders in the ordinary course of business given the relatively high percentage of our total investment income represented by PIK income. See “Risk Factors—Risks Related to Our Investments—We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less, which may have a negative impact on our business and operations.”

Our and GECM’s principal executive offices are currently located at 800 South Street, Suite 230, Waltham, Massachusetts 02453, and our telephone number is (617) 375-3006. We maintain a website located at http://www.greatelmcc.com. Information on our website is not incorporated into or a part of this prospectus.

We are and will remain an “emerging growth company” as defined in the JOBS Act until the earliest of (a) December 31, 2021, (b) the last day of the fiscal year in which (i) we have total annual gross revenue of at least $1.07 billion or (ii) we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the end of the previous second fiscal quarter, and (c) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

Great Elm Capital Management, Inc.

We are managed by GECM, whose investment team has an aggregate of more than 100 years of experience in financing and investing in leveraged middle-market companies. GECM’s team is led by Peter A. Reed. Senior members of GECM’s investment team include Adam M. Kleinman, John S. Ehlinger and Adam W. Yates. The GECM investment team has deployed more than $17.0 billion into more than 550 issuers across 20+ jurisdictions over its 14-year history.

We entered into an investment management agreement with GECM, dated as of September 27, 2016 (the “Investment Management Agreement”), pursuant to which and subject to the overall supervision of our Board, GECM provides investment advisory services to GECC. For providing these services, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.

The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined under generally accepted accounting principles in the United States (“GAAP”))

(other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”).

Income Incentive Fee

The Income Incentive Fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any accretion of original issue discount, market discount, payment-in-kind (“PIK”) interest, PIK dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that we and our consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”).

Pre-incentive fee net investment income does not include any realized capital gains or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that we may pay an Income Incentive Fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable Income Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an Income Incentive Fee based on such net investment income.

We pay the Income Incentive Fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no Income Incentive Fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income as the “catch up” provision. The “catch up” is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income related portion of the incentive fee:

These calculations are adjusted for any share issuances or repurchases during the quarter and will be appropriately prorated for any period of less than three months. Any Income Incentive Fee otherwise payable with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Incentive Fees”) will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount of Accrued Unpaid Income deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of Income Incentive Fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.

We will defer cash payment of any Income Incentive Fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the most recent twelve full calendar quarter period ending on or prior to the date such payment is to be made (the “Trailing Twelve Quarters”) less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.

Capital Gains Incentive Fee

The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Incentive Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

See “The Company—Investment Management Agreement—Examples of Quarterly Incentive Fee Calculations” for an example of these calculations.

Pursuant to a separate administration agreement with GECM, dated September 27, 2016 (the “Administration Agreement”), GECM furnishes us with administrative services and we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Investment Portfolio

The following is a reconciliation of the investment portfolio for the three months ended March 31, 2020 and the year ended December 31, 2019. Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, are excluded from the table below.

(in thousands)	For the Three Months Ended March 31, 2020	For the Year Ended December 31, 2019
Beginning Investment Portfolio	$197,615	$184,186
Portfolio Investments acquired(1)	31,882	177,757
Amortization of premium and accretion of discount, net	1,754	5,982
Portfolio Investments repaid or sold(2)	(29,420)	(151,818)
Net change in unrealized appreciation (depreciation) on investments	(24,860)	(19,792)
Net realized gain (loss) on investments	(11,459)	1,300

Ending Investment Portfolio	$165,512	$197,615

(1)	Includes new investments, additional fundings (inclusive of those on revolving credit facilities), refinancings, and capitalized PIK income.
(2)	Includes scheduled principal payments, prepayments, sales, and repayments (inclusive of those on revolving credit facilities).

The following table shows the fair value of our portfolio of investments by industry as of March 31, 2020 and December 31, 2019 (in thousands):

	March 31, 2020		December 31, 2019
Industry	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
Wireless Telecommunications Services	$35,986	21.74%	$40,578	20.53%
Internet Media	18,978	11.47%	15,923	8.06%
Software Services	15,824	9.56%	25,456	12.88%
Food & Staples	13,133	7.93%	20,975	10.61%
Retail	9,904	5.98%	13,470	6.82%
Chemicals	9,560	5.78%	6,917	3.50%
Telecommunications Services	8,524	5.15%	(928)	(0.47)%
Apparel & Textile Products	7,962	4.81%	8,744	4.42%
Construction Materials Manufacturing	7,849	4.74%	7,792	3.94%
Specialty Finance	7,645	4.62%	7,726	3.91%
Restaurants	6,057	3.66%	11,972	6.06%
Radio Broadcasting	5,943	3.59%	7,795	3.94%
Technology	3,736	2.26%	—	—%
Hotel Operator	3,516	2.12%	3,361	1.70%
Consulting	3,235	1.95%	(458)	(0.23)%
Industrial	2,380	1.44%	4,200	2.13%
Communications Equipment	2,028	1.23%	—	—%
Real Estate Services	1,865	1.13%	2,065	1.05%
Consumer Finance	813	0.49%	1,050	0.53%
Building Cleaning and Maintenance Services	545	0.33%	819	0.41%
Maritime Security Services	29	0.02%	30	0.02%
Gaming, Lodging & Restaurants	—	—%	12,127	6.14%
Water Transport	—	—%	8,001	4.05%

Total	$165,512	100.00%	$197,615	100.00%

Risk Factors

Investing in our common stock involves certain risks. You should carefully consider the risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our common stock.

We may lose all of our investment in Avanti Communications Group, plc (“Avanti”). As of March 31, 2020, Avanti is our largest investment, representing approximately 22% of our investment portfolio (excluding cash and short-term investments). As of March 31, 2020, we owned approximately 11% of Avanti’s outstanding debt and approximately 9% of Avanti’s outstanding common stock. Avanti is highly leveraged. In addition, Avanti may incur additional indebtedness following the date hereof. If Avanti were to default under the indenture governing the PIK Toggle Notes (as described herein) or any other indebtedness and the obligation under such PIK Toggle Notes are accelerated, Avanti likely will not have sufficient liquidity to pay the obligations under the PIK Toggle Notes or other existing indebtedness. In such an event, we may lose all or part of our investment in Avanti. In addition, as noted above, as of March 31, 2020 we own approximately 9% of Avanti’s outstanding common stock. Equity securities expose us to additional risks should Avanti default on its debt or need additional financing. Equity securities rank lower in the capital structure and would likely not pay current income or PIK income, which we had been receiving on our investment in Avanti. We may sell at a loss all or a portion of our investment in Avanti from time to time in order to meet diversification requirements under the Code or as part of our portfolio management strategy. In addition, during the three months ended March 31, 2020, we recognized unrealized depreciation of approximately $4.0 million on our investment in the second lien senior secured notes (“PIK Toggle Notes”) and we may in the future convert accrued interest into additional shares of common equity. These factors could also result in lower trading prices for our common stock and/or debt securities. Please see “Risk Factors—Risks Relating to Our Investments—We may lose all of our investment in Avanti.”

Under the provisions of the Investment Company Act applicable to BDCs, we are permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. Our asset coverage as of March 31, 2020 is below the minimum asset coverage ratio of 150%, as such we are subject to certain limitations on our ability to incur additional debt, make cash distributions on junior securities or repurchase junior securities, including the common stock offered hereby, in each case, in accordance with the Investment Company Act and the indentures governing our outstanding notes, until such time we are above the such minimum asset coverage ratio.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Conflicts of Interest

Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEC. GEC is the parent company of GECM and currently holds approximately 21.85% of our outstanding common stock. See “Risk Factors—Risks Relating to Our Business and Structure—There are significant potential conflicts of interest that could impact our investment returns.”

Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM.

We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Any material change to the Investment Management Agreement must be submitted to our stockholders for approval. Under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Investment Advisers Act of 1940 as amended (the “Advisers Act”), and (3) restrictions under the Investment Company Act regarding co-investments with affiliates.

Certain U.S. Federal Income Tax Considerations

We currently are a RIC under Subchapter M of the Code for U.S. federal income tax purposes and intend to continue to qualify each year as a RIC. In order to qualify for tax treatment as a RIC, we generally must satisfy certain source-of-income, asset diversification and distribution requirements. As long as we so qualify, we will not be subject to U.S. federal income tax to the extent that we distribute investment company taxable income and net capital gain on a timely basis. If for any taxable year we do not qualify as a RIC, all of our taxable income for that year (including our net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of our current and accumulated earnings and profits. See “Certain U.S. Federal Income Tax Considerations.”

Our Corporate Information

Our offices are located at 800 South Street, Suite 230, Waltham, MA 02453 and our phone number is (617) 375-3006. Our Internet website address is www.greatelmcc.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

Recent Developments

In April 2020:

•	we bought $0.6 million of par value of Apache Corporation unsecured bond at approximately 86% of par value.

•	$2.0 million of par value of Viasat, Inc. receivable was redeemed at 100% of par value.

•	$5.0 million of par value of Duff & Phelps 1st lien revolver was redeemed at 100% of par value.

•	we bought $2.0 million of par value of Viasat, Inc. receivable at 90% of par value.

•	we bought $1.0 million of par value of Avanti Communications Group, plc 1.25 lien delayed draw term loan at 100% of par value.

•	we sold $2.0 million of par value of Finastra Group Holdings, Ltd 2nd lien secured loan at 85% of par value.

•	we sold $2.0 million of par value of Mitchell International, Inc. 2nd lien secured loan at 85% of par value.

In May 2020:

•	we sold $0.6 million of par value of Apache Corporation unsecured bond at approximately 94% of par value.

•	we sold $2.0 million of par value of Mitchell International Inc. 2nd lien secured loan at 89% of par value.

•	we sold $3.0 million of par value of Shearer’s Foods, LLC 2nd lien secured loan at 99% of par value.

In June 2020:

•	we bought $2.4 million of par value of Natural Resource Partners senior unsecured bonds at 84.5% of par value.

•	we sold $2.0 million of par value of Mitchell International Inc. 2nd lien secured loan at 94% of par value.

•	we bought $6.5 million in preferred equity of Crestwood Equity Partners at an average price of $5.94 per share

•	$2.0 million of par value of Viasat, Inc. receivable was redeemed at 100% of par value.

•	we bought $2.0 million of par value of Viasat, Inc. receivable at 90% of par value.

COVID-19

The recent global outbreak of the COVID-19 virus and the resulting pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 pandemic is uncertain at this time. The operational and financial performance of some of the portfolio companies in which we make investments has been and may further be significantly impacted by COVID-19, which may in turn impact the valuation of our investments, results of our operations and cash flows. For example, we do not currently meet the minimum asset coverage ratio of 150% due to the devaluation of certain of our portfolio company investments, primarily due to the immediate adverse economic effects of the COVID-19 pandemic and the continuing uncertainty surrounding its long-term impact, as well as the re-pricing of credit risk in the broadly syndicated credit market.

Our investment manager prioritizes the health and safety of employees and, in early March 2020, GECM moved to a remote-working model for all employees. In addition, the officers of GECC have maintained regular communications with key service providers, including the fund administration, legal and accounting professionals, noting that those firms have similarly moved to remote-working models to the extent possible. Our employees and key service providers have been able to effectively transition to working remotely while maintaining a consistent level of capabilities and service, however, we will continue to monitor and make adjustments as necessary.

While we have been carefully monitoring the COVID-19 pandemic and its impact on our business and the business of our portfolio companies, we have continued to fund our existing debt commitments. In addition, we have continued to make, and expect to continue to make, new investments.

We cannot predict the full impact of the COVID-19 pandemic, including its duration in the United States and worldwide and the magnitude of the economic impact of the outbreak, including with respect to the travel restrictions, business closures and other quarantine measures imposed on service providers and other individuals by various local, state, and federal governmental authorities, as well as non-U.S. governmental authorities. As such, we are unable to predict the duration of any business and supply-chain disruptions, the extent to which the COVID-19 pandemic will negatively affect our portfolio companies’ operating results or the impact that such disruptions may have on our results of operations and financial condition. Our portfolio is diversified across multiple industries and the direct and indirect impacts of the COVID-19 pandemic will be dependent on the specific circumstances for each portfolio company. For example, companies that derive revenues through in-person interactions with customers, such as restaurants and retail stores, have been and may be subject to reduced capacity or shutdowns based on local government advisories and regulations. Other companies may be better able to adapt to the changing environment by moving their workforce to a remote-working model and leveraging technology solutions to interact with customers.

Depending on the duration and extent of the disruption to the operations of our portfolio companies, we expect that certain portfolio companies may experience financial distress and possibly default on their financial obligations to us and their other capital providers. We also expect that some of our portfolio companies may significantly curtail business operations, furlough or lay off employees and terminate service providers, and defer capital expenditures if subjected to prolonged and severe financial distress, which would likely impair their business on a permanent basis. These developments would likely result in a decrease in the value of our investment in any such portfolio company.

The COVID-19 pandemic and the related disruption and financial distress experienced by our portfolio companies may have material adverse effects on our investment income, particularly our interest income, received from our investments. In connection with the adverse effects of the COVID-19 pandemic, we may need to restructure our investments in some of our portfolio companies, which could result in reduced interest payments, an increase in the amount of PIK interest we receive, or result in permanent write-downs on our investments.

We have had a significant reduction in our net asset value as of March 31, 2020 as compared to our net asset value as of December 31, 2019. The decrease in net asset value as of March 31, 2020 was largely the result of decreases in the fair value of some of our portfolio company investments primarily due to the immediate adverse economic effects of the COVID-19 pandemic and the continuing uncertainty surrounding its long-term impact, as well as the re-pricing of credit risk in the broadly syndicated credit market.

We are also subject to financial risks, including changes in market interest rates. As of March 31, 2020, approximately $158.3 million in principal amount of our debt investments bore interest at variable rates, which are generally based on the London Interbank Offered Rate (“LIBOR”), and many of which are subject to certain floors. In connection with the COVID-19 pandemic, the U.S. Federal Reserve and other central banks have reduced certain interest rates and LIBOR has decreased. A prolonged reduction in interest rates will reduce our gross investment income and could result in a decrease in our net investment income if such decreases in LIBOR are not offset by a corresponding increase in the spread over LIBOR that we earn on any portfolio investments or a decrease in our operating expenses. See “Quantitative and Qualitative Disclosures About Market Risk” for an analysis of the impact of hypothetical base rate changes in interest rates.

We will continue to monitor the rapidly evolving situation relating to the COVID-19 pandemic and guidance from U.S. and international authorities, including federal, state and local public health authorities and may take additional actions based on their recommendations. In these circumstances, there may be developments outside our control requiring us to adjust our plan of operation. As such, given the dynamic nature of this situation, we cannot reasonably estimate the impacts of COVID-19 on our financial condition, results of operations or cash flows in the future. To the extent our portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on our future net investment income, the fair value of our portfolio investments, its financial condition and the results of operations and financial condition of our portfolio companies.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected financial data for the years ended December 31, 2019, 2018 and 2017 and for the period from inception through December 31, 2016 is derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. The selected consolidated financial data for the three months ended March 31, 2020 and 2019 is derived from our unaudited financial data. Interim results for the three months ended March 31, 2020 are not necessarily indicative of the results that may be expected for the year ending December 31, 2020. The data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as other disclosures included elsewhere in this prospectus.

(in thousands, except per share amounts)	Three months ended March 31, 2020	Three months ended March 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the period from inception through December 31, 2016(1)
Statement of Operations Data:
Total Investment Income	$6,429	$6,313	$27,038	$27,754	$29,728	$5,831
Total Gross Expenses(2)	3,777	3,529	15,892	12,240	11,959	5,818
Total Net Expenses	3,777	3,529	15,892	12,240	12,029	5,738
Net Investment Income	2,652	2,784	10,937	15,334	17,575	5
Net Increase (Decrease) in Net Assets Resulting from Operations	(33,538)	8,068	(7,547)	(9,005)	(2,754)	(17,874)
Per Share Data:(3)
Net Investment Income	0.26	0.26	1.07	1.44	1.52	0.28
Net Increase (Decrease) in Net Assets Resulting from Operations	(3.33)	0.76	(0.76)	(0.84)	(0.30)	(0.75)
Dividends Declared	0.25	0.25	1.05	1.24	1.20	0.17
Statement of Assets and Liabilities Data:
Total Assets	$273,609	$290,213	$291,039	$281,563	$239,913	$236,544
Total Net Assets	$50,845	$113,954	$86,889	$110,116	$132,287	$172,984
Other Data:
Total Return based on Market Value(4)	(62.05)%	8.44%	15.17%	(8.35)%	(5.56)%	(2.03)%
Total Return based on Net Asset Value(5)	(39.18)%	7.78%	(4.64)%	(7.31)%	0.69%	(5.30)%

(1)

For the period from November 3, 2016 to December 31, 2016. November 3, 2016 is the date on which the Merger closed; November 4, 2016 is the date on which we began operating as the combined entity resulting from the Merger.

(2)

For the year ended December 31, 2017, this number includes the reversal of a previously accrued estimate of the waiver in the Administration Agreement of approximately $0.07 million. Without such inclusion, total gross expenses would have been approximately $12.0 million.

(3)	The per share data was derived by using the weighted average shares outstanding during the period.
(4)

Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Total return based on market value is calculated as the change in market value per share, assuming our distributions were reinvested through our dividend reinvestment plan. For the period ended December 31, 2016, total return based on market value is calculated assuming an opening market value of $12.03 per share, which represents the closing price of Full Circle’s common stock on its last day of trading prior to the Merger, as adjusted by the exchange ratio in the Merger Agreement (as defined herein).

(5)	Total return based on net asset value is calculated as the change in net asset value per share, assuming our distributions were reinvested through our dividend reinvestment plan.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue an aggregate amount of [                ] shares of common stock, assuming all rights are exercised. If we issue fewer shares of common stock and not all rights are exercised pursuant to the offer and the net proceeds to us are less, all other things being equal, the total annual expenses shown would increase. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	[ ]%	(1)
Offering expenses	[ ]%	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses	[ ]%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	[ ]%	(4)
Incentive fee	[ ]%	(5)
Interest payments on borrowed funds	[ ]%	(6)
Other expenses	[ ]%

Total annual expenses	[ ]%

(1)	In connection with this offering, the dealer managers for this offering will receive a fee for marketing and soliciting services equal to [ ]. See “The Offering—Dealer Managers Arrangements.”
(2)

Amount reflects estimated offering expenses of approximately $[                ], which assumes that the offering is fully subscribed. This amount includes the fee that we have agreed to pay to the subscription agent, estimated to be $[                ] plus reimbursement for all out-of-pocket expenses related to the offer and execution fees for each exercise, each proration and each extension of the expiration date of the rights offering (if any). See “The Offering—Information Agent and Subscription Agent.”

(3)

The expenses of the Dividend are included in “other expenses” in the table above. We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. For additional information, see “Dividend Reinvestment Plan.”

(4)

We are externally managed by GECM and our base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage). See “The Company—Investment Management Agreement.” Consequently, if we have borrowings outstanding, the base management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.

(5)	See “The Company—Investment Management Agreement.”
(6)

Assumes borrowings representing approximately [    ]% of our average net assets at an annual interest expense to us of [    ]%. The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

1 year			3 years			5 years			10 years

You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (assumes no return from net realized capital gains) (none of which is subject to the capital gains incentive fee)

$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)

$	[	]	$	[	]	$	[	]	$	[	]

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for “Other expenses” represent our estimates for the fiscal year ending December 31, 2020.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under the Investment Management Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves certain risks. There can be no assurance that our investment objectives will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when GECM and its affiliates may encounter potential conflicts of interest in connection with us. You should carefully consider these risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our common stock. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the price per share of our common stock could decline, and you may lose all or part of your investment. The impact of COVID-19 may also exacerbate the risks discussed below, any of which could have a material effect on us.

Risks Relating to this Offering

Stockholders who do not participate in this rights offering will experience immediate dilution in an amount that may be material.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offering, own a smaller proportional interest in us, including with respect to participation in our earnings and assets and voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering. In addition, because the subscription price will be less than our NAV per share, our stockholders will experience an immediate dilution of the aggregate NAV of their shares of common stock as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offering. In addition, because the subscription price will be less than our NAV per share, if the market price of our stock decreases below the subscription price as the result of COVID-19 or otherwise, you will experience even greater dilution of the aggregate NAV of your shares as a result of the decreased market price of our common stock. Such dilution could be substantial.

This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. The offering may also adversely affect the price at which our common stock trades. In addition, our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering. See “Dilution.”

Increased volatility in the financial markets as a result of COVID-19 create numerous risks and may cause the market price of our common stock to decline before or after the rights expire or create other risks related to this offering.

The market price of our common stock could be subject to wide fluctuations in response to general economic and market conditions, including the impact of COVID-19. We cannot assure you that the market price of our common stock will not decline after you elect to exercise your rights. If that occurs, you may have committed to buy shares of our common stock in this offering at a price that represents a smaller discount relative to the market price than indicated herein or even at a price greater than the prevailing market price, and could have an immediate unrealized loss. Moreover, we cannot assure you that following the exercise of your rights you will be able to sell your common stock at a price equal to or greater than the subscription price. Until shares are delivered upon expiration of the offering, you will not be able to sell the shares of our common stock that you purchase in this offering.

We may terminate this rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you with respect to the rights, except to return your subscription payments without interest.

We may, in our sole discretion, terminate the rights offering at any time prior to the delivery of the shares of our common stock offered hereby. If the rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments without interest. In addition, this offering may be delayed or suspended as a result of global economic factors, including COVID-19.

The rights are non-transferable and there is no market for the rights.

Other than in very limited circumstances, stockholders may not sell, give away or otherwise transfer their rights. Because the rights are non-transferable, there is no market or other means for stockholders to directly realize any value associated with the rights. Stockholders must exercise the rights and acquire additional shares of our common stock to realize any value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering, we will have [                ] shares of common stock outstanding if the offering is fully subscribed. Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

This offering may be undersubscribed.

It is possible that this offering will not be fully subscribed. Under-subscription of the offering would have an impact on the net proceeds and may adversely impact the benefits we achieve from this offering.

Risks Relating to Our Investments

We may lose all of our investment in Avanti.

We may lose all of our investment in Avanti. As of March 31, 2020, Avanti is our largest investment, representing approximately 22% of our investment portfolio (excluding cash and short-term investments). As of March 31, 2020, we owned approximately 11% of Avanti’s outstanding debt and approximately 9% of Avanti’s outstanding common stock. We acquired our original position in Avanti as part of the Initial GECC Portfolio, which we purchased from the MAST Funds prior to the Merger.

In December 2017, following a series of liability management transactions, including a refinancing that resulted in us adding a representative to Avanti’s board of directors (currently filled by our Chief Compliance Officer), we and other holders of Avanti’s PIK Toggle Notes and third lien senior secured notes (the “Avanti third lien notes”) entered into a restructuring agreement with Avanti. The restructuring closed on April 26, 2018 and resulted in:

•

all Avanti third lien notes converting into common stock of Avanti, representing approximately 92% of the pro forma common shares of Avanti, with our position representing approximately 9.1% of the pro forma common shares of Avanti; and

•

the cash interest rate on the PIK Toggle Notes being reduced from 10% to 9% and the PIK interest rate being reduced from 15% to 9% on the PIK Toggle Notes, and the extension of the maturity date by one year to October 1, 2022.

In May 2019, Avanti raised a 1.5 lien delayed draw term loan facility of $60 million due 2021 (the “1.5 Lien Loan”) and in April 2020, Avanti raised a 1.25 delayed draw term loan facility of $8.0 million due 2022 (the “1.25 Lien Loan”), each with a PIK interest rate of 12.50% and other PIK fees.

Avanti is highly leveraged. In addition, Avanti may incur additional indebtedness following the date hereof.

If there is an event of default under the indenture governing the PIK Toggle Notes, the 1.5 Lien Loan, the 1.25 Lien Loan or any other indebtedness and the obligations under the PIK Toggle Notes, the 1.5 Lien Loan or the 1.25 Lien Loan are accelerated, Avanti likely will not have sufficient liquidity to pay the obligations under the PIK Toggle Notes, the 1.5 Lien Loan or the 1.25 Lien Loan. Under such circumstances, Avanti may consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the U.S. Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the PIK Toggle Notes, the 1.5 Lien Loan or the 1.25 Lien Loan and the imposition of costs and other additional risks on holders of the PIK Toggle Notes, the 1.5 Lien Loan or the 1.25 Lien Loan, including a material reduction in the value of the PIK Toggle Notes, the 1.5 Lien Loan or the 1.25 Lien Loan. In such an event, we may lose all or part of our investment in Avanti.

In addition, as noted above, as of March 31, 2020 we own approximately 9% of Avanti’s outstanding common stock. Equity securities expose us to additional risks should Avanti default on its debt or need additional financing. Equity securities rank lower in the capital structure and would likely not pay current income or PIK income, which we had been receiving on our investment in Avanti. Please see “—We are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments” and “—Our investments are very risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.”

The long-term impact of the December 2017 restructuring on Avanti’s financial condition is uncertain and cannot be predicted. The restructuring did not materially change Avanti’s long term capital structure and it is unclear whether the restructuring addresses the longer term sustainability of Avanti’s business model. We may sell at a loss all or a portion of our investment in Avanti from time to time in order to meet diversification requirements under the Code or as part of our portfolio management strategy.

We are currently receiving PIK interest on our Avanti investment under the PIK Toggle Notes. As part of the restructuring, the PIK Toggle Notes became pay-if-you-can (PIYC) notes whereby Avanti is required to make interest payments in cash, subject to satisfying certain minimum cash thresholds. Otherwise, the interest will be paid as PIK interest. Such PIK interest exposes us to significant risks. Please see “—Risks Relating to Our Business and Structure—We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash,” and “—Risks Relating to Our Business and Structure—We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.” Additionally, all accrued interest (through March 31, 2018) on the Avanti third lien notes has been converted into additional shares of Avanti common stock. The December 2017 restructuring could result in a significant decrease in our net asset value if the market value of the Avanti common stock that we received in the restructuring decreases and also a significant decrease in our total investment income. These factors could also result in lower trading prices for our common stock and/or rights issuable hereby. A significant decrease in the market value of the Avanti common stock following the restructuring could ultimately have a material adverse effect on our NAV and the trading prices of our securities, and increase the risks of investing in our common stock. The Avanti common stock was delisted from its primary exchange in September 2019 and no longer trades on an exchange.

We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from the Small Business Administration. In addition, increased competition for attractive investment opportunities allows debtors to demand more favorable terms and offer fewer contractual protections to creditors. Some of our competitors have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market would force us to accept less attractive investment terms. GECM may, at its discretion, decide to pursue such opportunities if it believes that they are in our best interest; however, GECM may decline to pursue available investment opportunities that, although otherwise consistent with our investment policies and objectives, in GECM’s view present unacceptable risk/return profiles. Under such circumstances, we may hold a larger percentage of our assets in liquid securities until market conditions improve in order to avoid having assets remain uninvested. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We believe that competitors will make first and second lien loans with interest rates and returns that are lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns offered to prospective portfolio companies.

Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect our business prospects or results of operations.

We hold a large position in Avanti. As a result of our stake in Avanti, we are exposed to risks associated with the wireless telecommunications sector.

For example, Avanti’s operations are regulated by various foreign governments and international bodies. These regulatory regimes restrict or impose conditions on Avanti’s ability to operate in designated areas and to provide specified products or services. In addition, new laws or regulations or changes to the existing regulatory framework could impose additional costs, impair revenue opportunities and potentially impede Avanti’s ability to provide services. The further regulation of Avanti’s activities could impact Avanti’s ability to compete in the marketplace and limit the return Avanti, and, as a result, we, can expect to achieve.

In addition, Avanti’s business may also be affected by the significant competition in the wireless telecommunications industry. There is rapid development of new technologies, services and products,

which brings new competitors to the market. While these changes have enabled companies like Avanti to offer new types of products and services, they have also allowed other providers to broaden the scope of their own competitive offerings. Avanti’s ability to compete effectively will depend on, among other things, how successfully Avanti anticipates and responds to various factors affecting its industry, including new technologies and business models, changes in consumer preferences and demand for existing services, demographic trends and economic conditions. If Avanti is not able to respond successfully to these competitive challenges, Avanti may face challenges in meeting its required payments under its debt securities held by us, which could result in a material decrease in the fair value of such debt securities, and a corresponding material adverse change in our financial position and results of operations.

Our portfolio will be limited in diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio is likely to hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with qualifying as a RIC, we do not have fixed guidelines for diversification, and our investments are likely to be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio will be concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio is likely to be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact our aggregate realized returns.

In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries in which GECM does not necessarily have extensive historical research coverage. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Any unrealized losses we experience in our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required by the Investment Company Act to carry our investments at fair value as determined in good faith by our Board. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our returns on equity.

We are subject to the risk that investments intended to be held over long periods are, instead, repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, repay debt or repurchase our common stock, depending on expected future investment opportunities. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed by them. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments if we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of our investments and foreclosure on our secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.

By investing in companies that are experiencing significant financial or business difficulties, we will be exposed to distressed lending risks.

As part of our lending activities, we may purchase notes or loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower.

As of December 31, 2018, we held approximately $16.0 million at par value of TRU (UK) Asia Limited (“TRU Taj”) senior secured notes due 2021 (the “TRU Taj 2021 notes”) and $5.0 million at par value of TRU Taj debtor in possession notes. On August 4, 2018, TRU Taj and Toys “R” Us, Inc. (“Toys”) filed a joint Chapter 11 plan of restructuring under the U.S. Bankruptcy Code (the “Restructuring Plan”), which included a sale of substantially all of their assets, including their 85% equity interest in an Asia joint venture (“Asia JV”). A credit bid submitted by an ad hoc group of noteholders in an amount of up to $760.0 million (net of any cash, debt and working capital adjustments) was the winning bid. The Restructuring Plan also included a $365.0 million rights offering for noteholders which we participated in. The Restructuring Plan was confirmed on December 13, 2018 and became effective on January 23, 2019. As a result, the debtor in possession notes were repaid at maturity and we received 776,954 shares of common stock in the reorganized Asia JV business and 16,000 shares in a liquidating trust that contains all other international assets currently being wound down, partially in exchange for the TRU Taj 2021 notes. As of March 31, 2020, we still hold these equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. See “—We may not realize gains from our equity investments.”

Our investments are very risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Senior Secured Loans and Notes. There is a risk that the collateral securing our loans and notes may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan or note. Consequently, the fact that a loan or note is secured does not guarantee that we will receive principal and interest payments according to the loan’s or note’s terms, or at all, or that we will be able to collect on the loan or note should we be forced to enforce our remedies.

Mezzanine Loans. Our mezzanine debt investments will be generally subordinated to senior loans and will be generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Unsecured Loans and Notes. We may invest in unsecured loans and notes. If the issuer defaults or has an event of insolvency, other creditors may rank senior, be structurally senior or have lien protection that effectively renders their claim superior to our rights under our unsecured notes or loans, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Unfunded Commitments. From time to time we purchase revolving credit loans with unfunded commitments in the ordinary course of business. In the event multiple borrowers of such revolving credit loans were to draw these commitments at the same time, including during a market downturn, it could have an adverse impact on our liquidity at a time when it may be more difficult for us to sell other assets.

Equity Investments. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities, including warrants, as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, including the effects of the COVID-19 pandemic;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on our stockholders;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and GECM may be named as defendants in litigation arising from our investments in the portfolio companies;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•

a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument’s term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

Investing in middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in privately owned lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt instruments in which we invest are not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade, which are referred to as “junk bonds.” Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay us, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive us from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained. Most of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest in privately held companies. Generally, little public information exists about these companies, and we are required to rely on GECM’s ability to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invested. Also, in insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured investments as secured investments, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior investment is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans and notes that we invest in may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

We may purchase loans or notes that are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us or the indenture trustee to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow. Typically the intercreditor agreements expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans and notes.

The reference rates for our loans may be manipulated or changed.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (the “BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been underreporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Central banks have engaged in quantitative easing, currency purchase programs and other activities that caused government borrowing rates and currencies to trade at prices different than those that would prevail in an unaffected market.

Actions by market participants, like the BBA, or by government agencies, like the Federal Reserve Board, may affect prevailing interest rates and the reference rates for loans to our portfolio companies. Actions by governments may create inflation in asset prices that over-state the value of our portfolio companies and their assets and drive cycles of capital market activities (like mergers and acquisitions) at a rate and at prices in excess of those that would prevail in an unaffected market.

We cannot assure you that actions by market participants, like the BBA, or by government agencies, like the Federal Reserve Board, will not materially adversely affect trading markets or our portfolio companies or us or our and our portfolio companies’ respective business, prospects, financial condition or results of operations.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, was considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. If LIBOR ceases to exist, we may need to renegotiate outstanding loans to our portfolio companies which extend beyond 2021, and that utilize LIBOR as a factor in determining the interest rate, to replace LIBOR with the new standard that is established. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

We may mismatch the interest rate and maturity exposure of our assets and liabilities.

Our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. We cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. We expect that our fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

If interest rates fall, our portfolio companies are likely to refinance their obligations to us at lower interest rates. Our proceeds from these refinancings are likely to be reinvested at lower interest rates than our refinanced loans resulting in a material decrease in our net investment income.

We may not realize gains from our equity investments.

Our portfolio may include warrants or other equity securities. We may take back equity securities in exchange for our debt investments in workouts of troubled investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. The equity interests we invest in may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give it the right to sell our equity securities back to the portfolio company. We may be unable to exercise these put rights if the issuer is in financial distress or otherwise lacks sufficient liquidity to purchase the underlying equity investment.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such investments will generally not represent “qualifying assets” under Section 55(a) of the Investment

Company Act. Pursuant to the Investment Company Act, qualifying assets must represent at least 70% of our total assets at the time of acquisition of any additional non-qualifying assets. If we do not meet the 70% threshold, we will be limited to purchasing qualifying assets until such threshold is met. See “The Company—Regulation as a Business Development Company.”

Any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we offer no assurance that we will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less, which may have a negative impact on our business and operations.

We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less for many reasons, including, among others:

•	as part of GECM’s strategy in order to take advantage of investment opportunities as they arise;

•	when GECM believes that market conditions are unfavorable for profitable investing;

•	when GECM is otherwise unable to locate attractive investment opportunities;

•	as a defensive measure in response to adverse market or economic conditions; or

•	to meet RIC qualification requirements.

We may also be required to hold higher levels of cash, money market mutual funds or other short-term securities in order to pay our expenses or make distributions to stockholders in the ordinary course of business given the relatively high percentage of our total investment income represented by non-cash income, including PIK income and accretion of original issue discount (“OID”). During periods when we maintain exposure to cash, money market mutual funds, or other short-term securities, we may not participate in market movements to the same extent that it would if we were fully invested, which may have a negative impact on our business and operations and, accordingly, our returns may be reduced.

Risks Relating to Our Business and Structure

Events outside of our control, including public health crises such as the ongoing COVID-19 pandemic, may negatively affect our results of operations and financial performance.

If COVID-19 continues to spread in the United States, we expect to continue to experience disruptions that could adversely impact our business. It is unknown how long these disruptions may continue. The outbreak of COVID-19 may also have a material adverse impact on the ability of our portfolio companies to fulfill their end customers’ orders due to supply chain delays, limited access to key commodities or technologies or other events that impact their manufacturers or their suppliers. Such events have affected, and may in the future affect our business, financial condition or results of operations. As the global outbreak of COVID-19 continues to rapidly evolve, the extent to which COVID-19 will continue to impact our business will depend on future developments, which are highly uncertain and cannot be predicted. The continuing spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including investments we hold and may adversely affect our investments and operations The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of our investments, us and your investment in us. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in us being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price our investments.

We and the investment manager have taken steps reasonably designed to ensure that we and the investment manager maintain normal business operations, and that we, our portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that we, GECM and service providers, or our portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the investment manager relies and could otherwise disrupt the ability of our service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes, such as the passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act on March 27, 2020, are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

In addition, future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Capital markets experience periods of disruption and instability. These market conditions have historically materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.

The global capital markets are subject to disruption as evidenced by, among other things, a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that have historically materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. We cannot provide any assurance that these conditions will not significantly worsen. Equity capital may be difficult to raise because, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 150% immediately after each time we incur indebtedness or issue preferred stock. Our asset coverage as of March 31, 2020 is below the minimum asset coverage ratio of 150%, as such we are subject to certain limitations on our ability to incur additional debt, make cash distributions on junior securities or repurchase junior securities, including the common stock offered hereby, in each case, in accordance with the Investment Company Act and the indentures governing our outstanding notes, until such time we are above the such minimum asset coverage ratio. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, and any failure to do so could have a material adverse effect on our business. The expected illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

In addition, significant changes in the capital markets, including recent volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

A significant portion of our total outstanding shares may be sold into the public market in the near future, which could cause the market price of our common stock to drop significantly, even if our business is doing well.

Sales of a substantial number of shares of our common stock in the public market could occur at any time. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock. We have registered all of the shares of our common stock issued to GEC in the Formation Transactions for resale. The shares issued in the Formation Transactions represent approximately 21% percent of our outstanding shares of common stock at March 31, 2020.

We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing with us.

We have existing indebtedness and may in the future borrow additional money, each of which magnifies the potential for loss on amounts invested and may increase the risk of investing with us. Our ability to service our existing and potential future debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we could employ at any particular time will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing.

Any GECC credit facility would impose financial and operating covenants that would restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code. A failure to renew our credit facilities or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. When a company issues debt, the issuer gives the debt holders a call right on the issuer’s business and assets. Holders of such debt securities would have fixed dollar claims on our consolidated assets that would be superior to the claims of our common stockholders or any preferred stockholders.

If the value of our consolidated assets decreases while we have debt outstanding, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our consolidated income while we have debt outstanding would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions. We cannot assure you that our leveraging strategy will be successful.

Illustration. The following tables illustrate the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The first table assumes the amount of senior securities outstanding as of March 31, 2020. The second table assumes the amount of senior securities outstanding as permitted under our asset coverage ratio of 150%. The third table assumes that this offering is fully subscribed. See “—We may incur additional debt.” The calculations in the tables below are hypothetical and actual returns may be higher or lower than those appearing below.

Table 1

Assumed Return on Our Portfolio(1) (2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(14.93)%	(9.93)%	(4.93)%	0.07%	5.07%

(1)

Assumes $165.5 million in total portfolio assets, $123.8 million in senior securities outstanding, $50.8 million in net assets, and an average cost of funds of 6.59%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2020 total portfolio assets of at least 4.93%.

Table 2

Assumed Return on Our Portfolio(1) (2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(14.67)%	(9.67)%	(4.67)%	0.33%	5.33%

(1)

Assumes $143.4 million in total portfolio assets, $101.7 million in senior securities outstanding, $50.8 million in net assets, and an average cost of funds of 6.59%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2020 total portfolio assets of at least 4.67%.

Table 3

Assumed Return on Our Portfolio(1) (2) (net of expenses)	(10.0)%		(5.0)%		0.0%		5.0%		10.0%
Corresponding net return to common stockholder	[	]%	[	]%	[	]%	[	]%	[	]%

(1)	[ ]
(2)	[ ]

We may experience fluctuations in our quarterly results.

Our quarterly operating results will fluctuate due to a number of factors, including the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Our quarterly operating results will also fluctuate due to a number of other factors, including the interest rates payable on the debt investments we make and the default rates on such investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our success depends on the ability of our investment adviser to attract and retain qualified personnel in a competitive environment.

Our growth requires that GECM retain and attract new investment and administrative personnel in a competitive market. GECM’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, which compete for experienced personnel with GECM, have greater resources than GECM.

Our ability to grow depends on our ability to raise capital and/or access debt financing.

We intend to periodically access the capital markets, including through this rights offering, to raise cash to fund new investments. We expect to continue to elect to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund new investments. As a result, we must borrow from financial institutions or issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. There has been and will continue to be uncertainty in the financial markets in general. The uncertainty has increased recently due to the effects of the COVID-19 pandemic. An inability to successfully access the capital or credit markets for either equity or debt could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the Investment Company Act or our lenders. Any such failure, or a tightening or general disruption of the credit markets, would affect our ability to issue senior securities, including borrowings, and pay dividends or other distributions, which could materially impair our business.

In addition, with certain limited exceptions we are only allowed to borrow or issue debt securities or preferred stock such that our asset coverage, as defined in the Investment Company Act, equals at least 150% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. Our asset coverage as of March 31, 2020 is below the minimum asset coverage ratio of 150%, as such we are subject to certain limitations on our ability to incur additional debt, make cash distributions on junior securities or repurchase junior securities, including the common stock offered hereby, in each case, in accordance with the Investment Company Act and the indentures governing our outstanding notes, until such time we are above the such minimum asset coverage ratio. The amount of leverage that we may employ will depend on GECM’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to obtain lines of credit at all or on terms acceptable to us.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The economy is subject to periodic downturns that, from time to time, result in recessions or more serious adverse macroeconomic events. Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans or notes during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the market value of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants in its agreements with us or other lenders could lead to defaults and, potentially, acceleration of the time when the debt obligations are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Uncertainty about the financial stability of the United States and of several countries in the European Union (“EU”) could have a significant adverse effect on our business, financial condition and results of operations.

Downgrades of the U.S. government’s credit rating, or warnings regarding downgrades, by S&P Global Ratings or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

Protectionism and other governmental causes of recessions and other negative economic factors may increase. Risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and defaults on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy. To the extent uncertainty regarding the United Kingdom or the EU negatively impacts consumer confidence, market conditions and credit factors, our business, financial condition and results of operations could be materially adversely affected.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program has had or will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the U.S. government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In October 2019, the Federal Reserve decreased the federal funds rate to 1.75% followed by another decrease in March 2020 to 0.25%.

The U.S. Congress has passed, and the President signed into law on December 22, 2017, a tax reform bill that, among other things, significantly changed the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized. Additionally, the Trump administration has called for significant change to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Uncertainty regarding the impact of the United Kingdom’s departure from the European Union could negatively impact our business, financial condition and earnings.

On January 31, 2020, the United Kingdom withdrew from the European Union (“Brexit”), with a transition period lasting until December 31, 2020. During the transition period, existing arrangements between the United Kingdom and the European Union will remain in place while the United Kingdom and the European Union seek to negotiate a free trade agreement that will govern the trading relationship between the United Kingdom and the European Union following the transition period. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union remains unclear and may to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The United Kingdom and Europe may also experience weakening in consumer, corporate and financial confidence. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on the ability of us and our portfolio companies to execute our respective strategies and to receive attractive returns. Our largest investment, Avanti, is headquartered in London, United Kingdom.

We may acquire other funds, portfolios of assets or pools of debt and those acquisitions may not be successful.

We may acquire other funds, portfolios of assets or pools of debt investments. Any such acquisition program has a number of risks, including among others:

•	management’s attention will be diverted from running our existing business by efforts to source, negotiate, close and integrate acquisitions;

•	our due diligence investigation of potential acquisitions may not reveal risks inherent in the acquired business or assets;

•	we may over-value potential acquisitions resulting in dilution to you, incurrence of excessive indebtedness, asset write downs and negative perception of our common stock;

•	the interests of our existing stockholders may be diluted by the issuance of additional shares of our common stock or preferred stock;

•	we may borrow to finance acquisitions and there are risks associated with borrowing as described in this document;

•	GECM has an incentive to increase our assets under management in order to increase its fee stream, which may not be aligned with the interests of our stockholders;

•	we and GECM may not successfully integrate any acquired business or assets; and

•	GECM may compensate the existing managers of any acquired business or assets in a manner that results in the combined company taking on excessive risk.

Our failure to maintain our status as a BDC would reduce our operating flexibility.

We elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act imposes numerous constraints on the operations of BDCs and their external advisers. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or illiquid U.S. public companies below a certain market capitalization, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our voting securities (as defined under the Investment Company Act), we may elect to withdraw our status as a BDC. If we decide to withdraw our BDC election, or if we otherwise fail to qualify, or to maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Investment Company Act as a closed-end management investment company. Compliance with such regulations would significantly decrease our operating flexibility and would significantly increase our costs of doing business.

Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as “senior securities,” up to the maximum amount permitted under the Investment Company Act. Under the provisions of the Investment Company Act applicable to BDCs, we are permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. Our asset coverage as of March 31, 2020 is below the minimum asset coverage ratio of 150%, as such we are subject to certain limitations on our ability to incur additional debt, make cash distributions on junior securities or repurchase junior securities, including the common stock offered hereby, in each case, in accordance with the Investment Company Act and the indentures governing our outstanding notes, until such time we are above the such minimum asset coverage ratio.

If we issued preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights including, for example, the right to elect one or more of our directors, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock.

Unless an issuance is structured as a rights offering, as described in this prospectus, we are not generally able to issue and sell shares of our common stock at a price below net asset value per share. We may, however, sell shares of our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value per share of our common stock if our Board determines that such sale is in our and our stockholders’ best interests. See “The Offering—Purpose of the Offering.” In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, equals or closely approximates the market value of such securities (less any distributing commission or discount calculated). Certain sales of our common stock below NAV per share also require approval by our stockholders in accordance with the Investment Company Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then our existing common stockholders’ percentage ownership at that time will decrease, and they will experience dilution.

Our common stock price may be volatile and may decrease substantially, and an investor may lose money in connection with an investment in our shares.

The trading price of our common stock will likely fluctuate substantially. The price of our common stock may increase or decrease, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•

exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of GECM’s key personnel;

•	operating performance of companies comparable to GECC; or

•	general economic conditions and trends and other external factors.

If the price of shares of our common stock decreases, an investor may lose money if he were to sell his shares of our common stock.

In addition, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of our securities, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value and operating results and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay our stockholders dividends or other distributions.

We may choose to pay distributions in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.

On May 11, 2020, we provided our stockholders with the option to receive distributions in cash or in shares of common stock, subject to certain limitations. We may continue to distribute a portion of our taxable distributions in the form of shares of our stock. Under applicable provisions of the Code, distributions payable in cash or in shares of stock at the election of stockholders may be treated as a taxable distribution. The Internal Revenue Service (the “IRS”) has issued guidance indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 10% of the total distribution until December 31, 2020 and 20% thereafter. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, stock or a combination thereof) as ordinary income (or as a long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distribution in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distribution, including in respect to all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock, in order to pay taxes owed on distribution, such sales may put downward pressure on the trading price of our common stock.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to include in income certain amounts before our receipt of the cash attributable to such amounts, such as OID, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. For example, such OID or increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. Also, we may be required to include in income other amounts that we will not receive in cash, including, for example, non-cash income from PIK securities, deferred payment securities and hedging and foreign currency transactions. In addition, we intend to seek debt investments in the secondary market that represent attractive risk-adjusted returns, taking into account both stated interest rates and current market discounts to par value. Such market discount may be included in income before we receive any corresponding cash payments. Our debt investments in Avanti currently only earn PIK interest and our investment in Avanti equity (including any debt investment which may be converted to equity) is not expected to earn cash dividends.

Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level taxes.

Alternatively, in order to satisfy the Annual Distribution Requirement (as defined herein) for a RIC, we may declare a large portion of a dividend in shares of our common stock instead of in cash. Under applicable IRS guidance, as long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend, or 10% with respect to distributions declared on or before December 31, 2020) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. On May 11, 2020, we provided our stockholders with the option to receive distributions in cash or in shares of our common stock with the overall cash component of the distributions capped at 10%, relying on the guidance described in the prior sentence. We may continue to distribute a portion of our taxable distributions in the form of shares of our stock.

We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash.

To the extent we invest in OID instruments, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.

The deferred nature of payments on PIK loans creates specific risks. Interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Since the payment of PIK income does not result in cash payments to us, we may also have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations (and thus hold higher cash or cash equivalent balances, which could reduce returns) to pay our expenses or make distributions to stockholders in the ordinary course of business, even if such loans do not default. An election to defer PIK interest payments by adding them to principal increases our gross assets and, thus, increases future base management fees payable to GECM and, because interest payments will then be payable on a larger principal amount, the PIK election also increases GECM’s future income incentive fees at a compounding rate. The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.

More generally, market prices of OID instruments are more volatile because they are impacted to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Ordinarily, OID would also create the risk of non-refundable cash payments to GECM based on non-cash accruals that may never be realized; however, this risk is mitigated since the Investment Management Agreement requires GECM to defer any incentive fees on accrued but unpaid income, the effect of which is that income incentive fees otherwise payable with respect to accrued unpaid income become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof.

Additionally, we will be required under the tax laws to make distributions of non-cash income to stockholders without receiving any cash. Such required cash distributions may have to be paid from the sale of our assets without investors being given any notice of this fact. The required recognition of non-cash income, including PIK and OID interest, for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of our taxable income that must, nevertheless, be distributed to investors to avoid us being subject to corporate level taxation.

Further, our investment in Avanti, which represented approximately 21.7% of our investment portfolio (excluding cash and short-term investments) as of March 31, 2020 and 22.6% of our total investment income for the three months ended March 31, 2020, has resulted in significant PIK interest, which significantly increases our exposure to the aforementioned risks. Conversion of Avanti’s third lien notes to equity has resulted in us owning more shares of Avanti common stock, which are not expected to generate cash dividends. Please see “—Risks Relating to Our Investments—We may lose all of our investment in Avanti.”

We may expose ourself to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose our self to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated because we may not be able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.

Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under the Code.

No assurance can be given that we will be able to qualify for and maintain RIC status. To maintain RIC tax treatment under the Code, we must meet certain annual distribution, source of income and asset diversification requirements.

The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we may be subject to asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to make the required distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

The source of income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet asset diversification requirements at the end of each quarter of our taxable year. We expect to satisfy the asset diversification requirements, but our business model calls for concentration in a relatively small number of portfolio companies. Failure to meet the asset diversification requirements could result in us having to dispose of investments quickly in order to prevent the loss of RIC status. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of our investments may make them difficult or impossible to dispose of in a timely manner.

If we fail to qualify for RIC tax treatment for any reason and become subject to corporate U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions and the value of our shares of common stock.

The incentive fee structure and the formula for calculating the management fee may incentivize GECM to pursue speculative investments, advise us to use leverage when it may be unwise to do so, or advise us to refrain from reducing debt levels when it would otherwise be appropriate to do so.

The incentive fee payable by us to GECM creates an incentive for GECM to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee payable to GECM is calculated based on a percentage of our return on invested capital. In addition, GECM’s base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage GECM to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from reducing debt levels when it would otherwise be appropriate to do so. The use of leverage increases our likelihood of default, which would impair the value of our securities. In addition, GECM will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GECM may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest in the securities and instruments of other investment companies, including private funds, and we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to GECM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear its share of the management and incentive fee payable to GECM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

In addition, if we purchase our debt instruments and such purchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the income incentive fee payable to GECM under the Investment Management Agreement.

Finally, the incentive fee payable by us to GECM also may create an incentive for GECM to invest on our behalf in instruments that have a deferred interest feature such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. The portion of the incentive fee that is attributable to deferred interest, such as PIK, will not be paid to GECM until we receive such interest in cash. Even though such portion of the incentive fee will be paid only when the accrued income is collected, the accrued income is capitalized and included in the calculation of the base management fee. In other words, when deferred interest income (such as PIK) is accrued, a corresponding income incentive fee (if any) is also accrued (but not paid) based on that income. After the accrual of such income, it is capitalized and added to the debt balance, which increases our total assets and thus the base management fee paid following such capitalization. If any such interest is reversed in connection with any write-off or similar treatment of the investment, we will reverse the income incentive fee accrual and an income incentive fee will not be payable with respect to such uncollected interest. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of whether GECM met the hurdle rate to earn the incentive fee will become uncollectible.

A general increase in interest rates will likely have the effect of making it easier for GECM to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of the Investment Management Agreement, any general increase in interest rates will likely have the effect of making it easier for GECM to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Management Agreement without any additional increase in relative performance on the part of GECM. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Management Agreement, GECM could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in GECM’s income incentive fee resulting from such a general increase in interest rates.

GECM has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GECM has the right, under the Investment Management Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If GECM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption; our financial condition, business and results of operations, as well as our ability to pay distributions are likely to be adversely affected; and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and current investment portfolio may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, the Dodd-Frank Act and other rules implemented by our government.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and you, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail our self of new or different opportunities. Such changes could result in material differences to the strategies and plans and may result in our investment focus shifting from the areas of expertise of GECM to other types of investments in which the investment committee may have less expertise or little or no experience. Specifically, tax reform legislation could have an adverse impact on us, the credit markets and our portfolio companies, notwithstanding the reduction in corporate tax rates. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.

In December 2015, the SEC proposed Rule 18f-4 under the Investment Company Act to regulate the use of derivatives by registered investment companies that applies to BDCs, including us. Although Rule 18f-4 was ultimately not adopted, the SEC’s Regulatory Flexibility Agenda for Spring 2018 included a prospective rule titled “Use of Derivatives by Registered Investment Companies and Business Development Companies.” The prospective rule stated that the Division of Investment Management is “considering recommending that the SEC re-propose a new rule designed to enhance the regulation of the use of derivatives by registered investment companies, including mutual funds, exchange-traded funds, closed-end funds and business development companies.” If such a rule goes into effect, it could limit our ability to invest or remain invested in derivatives. In addition, other future regulatory developments may impact our ability to invest or remain invested in derivatives. Legislation or regulation may also change the way in which we are regulated. We cannot predict the effects of any new governmental regulation that may be implemented on our ability to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect our ability to achieve our investment objective.

We may incur additional debt.

On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “Act”), was signed into law. The Act amends the Investment Company Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein. This reduction significantly increases the amount of debt that BDCs may incur.

Prior to the enactment of the Act, BDCs were required to maintain an asset coverage ratio of at least 200% in order to incur debt or to issue other senior securities. Generally, for every $1.00 of debt incurred or in senior securities issued, a BDC was required to have at least $2.00 of assets immediately following such incurrence or issuance. For those BDCs that satisfy the Act’s disclosure and approval requirements, the minimum asset coverage ratio is reduced such that for every $1.00 of debt incurred or in senior securities issued, a BDC must now have at least $1.50 of assets.

At our 2018 annual meeting of stockholders, a majority of our stockholders approved the application of the modified minimum asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, to us. As a result of such approval, and subject to satisfying certain ongoing disclosure requirements, effective May 4, 2018 the asset coverage ratio test applicable to us was decreased from 200% to 150%, permitting us to incur additional leverage and thereby potentially increasing the risk of an investment in us. Our asset coverage as of March 31, 2020 is below the minimum asset coverage ratio of 150%, as such we are subject to certain limitations on our ability to incur additional debt, make cash distributions on junior securities or repurchase junior securities, including the common stock offered hereby, in each case, in accordance with the Investment Company Act and the indentures governing our outstanding notes, until such time we are above the such minimum asset coverage ratio.

Incurring additional indebtedness could increase the risk in investing in our Company.

In 2018, our stockholders approved of the reduction of our required minimum asset coverage ratio from 200% to 150%, permitting us to incur additional leverage. The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.

As of March 31, 2020, we had approximately $123.8 million of total outstanding indebtedness under three series of senior securities (unsecured notes)—the GECCL Notes, the GECCM Notes and the GECCN Notes (each as defined herein)—and our asset coverage ratio was 141%. Holders of our GECCL Notes, GECCM Notes and GECCN Notes have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and such holders may seek to recover against our assets in the event of a default.

If we are unable to meet the financial obligations under any of the GECCL Notes, the GECCM Notes or the GECCN Notes, the holders of such indebtedness would have a superior claim to our assets over our common stockholders in the event of a default by us. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to GECM is payable based on the average value of our total assets, including those assets acquired through the use of leverage, GECM will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our fees or expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GECM.

As of March 31, 2020, our asset coverage ratio fell below the required minimum under the Investment Company Act. Accordingly, we will not be able to incur additional debt until we are able to comply with the asset coverage ratio applicable to us. This could have a material adverse effect on our operations, and we may not be able to make distributions to stockholders. The actual amount of leverage that we employ will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Incurring additional leverage may magnify our exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.

If we incur additional leverage, general interest rate fluctuations may have a more significant negative impact on our financial condition and results of operations than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on our investment objectives and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we may borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these borrowed funds.

We expect that a majority of our investments in debt will continue to be at floating rates with a floor. As a result, significant increase in market interest rates could result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. Incurring additional leverage will magnify the impact of an increase to our cost of funds. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. To the extent our additional borrowings are in fixed-rate instruments, we may be required to invest in higher-yield securities in order to cover our interest expense and maintain our current level of return to stockholders, which may increase the risk of an investment in our securities.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

The Investment Company Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

Shares of BDCs like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

There is, and will be, uncertainty as to the value of our portfolio investments.

Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Often, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities on a quarterly basis at fair value based on input from management, third party independent valuation firms and our audit committee, with the oversight, review and approval of our Board. We consult with an independent valuation firm in valuing all securities in which we invest classified as “Level 3,” other than investments which are less than 1% of net asset value as of the applicable quarter end. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Portfolio Investments.”

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are subjective and dependent on a valuation process approved and overseen by our Board. Factors that may be considered in determining the fair value of our investments include, among others, estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies and small cap public companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially misstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might otherwise warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on GECM’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of GECM’s handling of the investment process, its ability to provide competent, attentive and efficient services and its access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, GECM may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build out our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions.

We may hold assets in cash or short-term treasury securities in situations where we or GECM expects downward pricing in the high yield market. Our strategic decision not to be fully invested may, from time to time, reduce funds available for distribution and cause downward pressure on the price of our common stock.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an epidemic or pandemic, an industrial accident, a terrorist attack or war, events anticipated or unanticipated in our disaster recovery systems, or a failure in externally provided data systems, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Our ability to effectively conduct our business could be severely compromised. The financial markets we operate in are dependent upon third party data systems to link buyers and sellers and provide pricing information.

We depend heavily upon computer systems to perform necessary business functions. Our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we expect to experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. These failures and disruptions may be more likely to occur as a result of our employees working remotely during the COVID-19 pandemic. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss, respectively.

We are currently operating in a period of capital markets disruption and economic uncertainty.

The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments.

If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this document, including the COVID-19 pandemic described above. For example, if the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the jurisdictions, including the United States, affected by the COVID-19 pandemic were to continue for an extended period of time it could result in reduced cash flows to us from our existing portfolio companies, which could reduce cash available for distribution to our stockholders. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make cash distributions. If we declare a distribution and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash distribution payments. In addition, in order to satisfy the Annual Distribution Requirement for a RIC, we may declare a large portion of a dividend in shares of our common stock instead of in cash. Under applicable IRS guidance, as long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend, or 10% with respect to distributions declared on or before December 31, 2020) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. On May 11, 2020, we provided our stockholders with the option to receive distributions in cash or in shares of our common stock with the overall cash component of the distributions capped at 10%, relying on the guidance described in the prior sentence. We may continue to distribute a portion of our taxable distributions in the form of shares of our stock.

Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our common stock.

The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control of GECC or the removal of our directors. We are subject to the Maryland Business Combination Act and the Investment Company Act. If our Board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Board could amend our bylaws to repeal our current exemption from the Control Share Acquisition Act. The Control Share Acquisition Act also may make it more difficult for a third party to obtain control of GECC and increase the difficulty of consummating such a transaction.

Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our organizational documents, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on an investment in our common stock.

We cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and will remain an “emerging growth company” as defined in the JOBS Act until the earliest of (a) December 31, 2021, (b) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.07 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700.0 million as of the end of the previous second fiscal quarter, and (c) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. To the extent we take advantage of the extended transition period for complying with new or revised accounting standards, it will be more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

There are significant potential conflicts of interest that could impact our investment returns.

Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities and affiliates of GECM and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Peter A. Reed, our President, Chief Executive Officer and Chairman of our Board, is GECM’s Chief Investment Officer and chief executive officer of the largest beneficial owner of our stock, GEC.

Although funds managed by GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with GECM.

We will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and GECM have the right to terminate the agreement without penalty upon 60 days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.

Pursuant to the Administration Agreement, we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by GECM, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider the investment and tax objectives of us and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline.

We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in the best interests of GECC and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, equals the fair value of such securities (less any distributing commission or discount calculated). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage of our existing stockholders’ ownership at that time will decrease, and they may experience dilution.

Our stockholders may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this document. Due to the asset coverage test applicable to us under the Investment Company Act as a BDC, we may be limited in our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Stockholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from us is net profit.

We currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in GECC. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may reduce the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the Investment Company Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings, including this rights offering, by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Some of the statements in this prospectus (including in the following discussion) constitute forward-looking statements, which relate to future events or our future performance or financial conditions. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	serious disruptions and catastrophic events, including the impact of COVID-19 on the global economy;

•	our expected financings and investments;

•	the adequacy of our financing resources and working capital;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to maintain our qualification as a RIC and as a BDC.

We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward- looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth under “Risk Factors.”

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS

We estimate that net proceeds we will receive from this offering will be approximately $[            ] million assuming all of the rights are exercised at the estimated subscription price of $[            ] and after deducting estimated offering expenses of approximately $[            ] payable by us and payments to the dealer managers of [    ]% of the estimated subscription price per share for each share issued pursuant to exercise of the primary subscription right and/or the over-subscription privilege.

We intend to use the net proceeds from the sale of shares of our common stock primarily to (i) support our existing portfolio companies through the COVID-19 pandemic and (ii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that GECM believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions.

We do not intend to use any proceeds of the offering to pay required distributions, management fees or other expenses. Nevertheless, to the extent that our current cash and cash equivalents holdings are invested in other investment opportunities before we receive the proceeds of this offering, some portion of the proceeds from this offering may be used to pay required distributions, management fees and other expenses. We anticipate that it will take approximately three to six months after completion of this offering to invest substantially all of the net proceeds in investments consistent with our investment objectives or to otherwise utilize such proceeds. We cannot assure you that we will achieve our targeted investment pace. Pending the investment of the net proceeds in investments consistent with our investment objectives, we may invest the net proceeds of this offering in cash, cash equivalents, U.S. Government securities, money market mutual funds and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “The Company—Regulation as a Business Development Company.”

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2020:

•	On an actual basis; and

•

On an as adjusted basis to give effect to (a) the assumed sale of [            ] shares of our common stock in this offering, assuming all rights are exercised at an estimated subscription price of $[        ] per share and our receipt of the estimated net proceeds from that sale, and (b) the application of the proceeds of this offering as described under “Use of Proceeds.”

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus.

Dollar amounts in thousands (except per share amounts)	As of March 31, 2020
	Actual	As Adjusted
Investments, at fair value	$240,490	$	[	]
Cash and cash equivalents	22,837		[	]
Other assets	10,282		[	]
Total assets	273,609		[	]
GECCL Notes	31,648		[	]
GECCM Notes	45,097		[	]
GECCN Notes	43,045		[	]
Other liabilities	102,974		[	]

Total liabilities	$222,764	$	[	]

NET ASSETS
Common stock, par value $0.01 per share, 100,000,000 shares of common stock authorized, 10,062,682 shares issued and outstanding, actual; [ ] shares issued and outstanding, pro forma	$101	$	[	]
Additional paid-in capital	193,114		[	]
Accumulated losses	(142,370)		[	]
Total net assets	50,845		[	]

Total liabilities and net assets	$273,609	$	[	]

Net asset value per share	$5.05	$	[	]

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table. Dollar amounts are presented in thousands:

As of	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
December 31, 2016
2020 Notes	$33,646	$6,168	N/A	$1.02

December 31, 2017
GECCL Notes	$32,631	$5,010	N/A	$1.02

December 31, 2018
GECCL Notes	$32,631	$2,393	N/A	$1.01
GECCM Notes	46,398	2,393	N/A	0.98

December 31, 2019
GECCL Notes	$32,631	$1,701	N/A	$1.01
GECCM Notes	46,398	1,701	N/A	1.01
GECCN Notes	45,000	1,701	N/A	1.00

March 31, 2020
GECCL Notes	$32,404	$1,411	N/A	$0.93
GECCM Notes	46,352	1,411	N/A	0.93
GECCN Notes	44,998	1,411	N/A	0.93

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	The average market value per unit for the Notes, as applicable, is based on the average daily prices of such notes and is expressed per $1.00 of indebtedness.

DILUTION

The dilution to investors in this offering is represented by the difference between the subscription price per share of our common stock and the pro forma NAV per share of our common stock after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of March 31, 2020, our net assets were $50.8 million, or approximately $5.05 per share. After giving effect to the sale of [            ] shares of our common stock in this offering, assuming all rights are exercised at an estimated subscription price of $[            ] per share, which is estimated on the basis of [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on [                    ], 2020, as reported by Bloomberg, and our receipt of the estimated net proceeds from that sale, our pro forma net asset value would be approximately $[            ] million, or approximately $[            ] per share, representing an immediate dilution of approximately $[            ] per share or [    ]% to our existing stockholders. This offering will also cause dilution in the distributions per share we are able to distribute subsequent to completion of the offering.

The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at an estimated subscription price per share of $[            ]:

	As of March 31, 2020
	Actual	As Adjusted
Net asset value per common share	$5.05	$	[ ]

	Three Months Ended March 31, 2020
	Actual		As Adjusted
Net increase in net assets resulting from net investment income per common share	$0.26	(1)	$	[ ]	(2)
Net decrease in net assets resulting from operations per common share	$(3.33	)(1)	$	([ ]	)(2)
Distributions per common share	$0.25		$	[ ]	(3)

(1)	Basic and diluted, weighted average number of shares outstanding is 10,062,682.
(2)

Assumes that on [                    ], the beginning of the indicated period, (1) all rights were exercised at an estimated subscription price per share of $[            ] and (2) [            ] shares of our common stock were issued upon exercise of such rights.

(3)	Assumes actual cash distributions divided by adjusted shares, including shares issued upon exercise of rights.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Market under the symbol “GECC.” The following table sets forth: (i) NAV per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the Nasdaq Global Market during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period, and (iv) the distributions per share of our common stock declared during the applicable period.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	(Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Period	NAV(1)		High	Low
Fiscal year ending December 31, 2020
Third Quarter (through July 10, 2020)	$	N/A	$4.24	$3.98	—	—	$0.25	(4)
Second Quarter		N/A	4.95	2.50	—	—	0.25
First Quarter		5.05	8.08	2.62	59.9%	(48.1)%	0.25
Fiscal year ending December 31, 2019
Fourth Quarter		$8.63	$8.47	$7.70	(1.9)%	(10.8)%	$0.30	(5)
Third Quarter		9.09	8.92	8.02	(1.9)	(11.8)	0.25
Second Quarter		10.30	8.96	8.2397	(13.0)	(20.0)	0.25
First Quarter		10.89	8.50	7.92	(22.0)	(27.3)	0.25
Fiscal year ending December 31, 2018
Fourth Quarter		$10.34	$9.72	$7.47	(6.0)%	(27.7)%	$0.59	(6)
Third Quarter		12.00	10.06	9.18	(16.1)	(23.5)	0.25
Second Quarter		11.79	9.63	9.18	(18.3)	(22.1)	0.25
First Quarter		11.79	10.36	9.01	(12.1)	(23.6)	0.25

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore does not necessarily reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. See “Dividend Reinvestment Plan” in this prospectus.

(4)	The record dates for our third quarter 2020 monthly base distribution of $0.083 per share are July 31, 2020, August 31, 2020 and September 30, 2020.
(5)	Includes a special distribution of $0.05 per share.
(6)	Includes a special distribution of $0.24 per share.

For all periods presented in the table above, there was no return of capital included in any distribution.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease.

The last reported closing price for our common stock on [                    ], 2020 was $[            ] per share. As of [                    ], 2020, we had [            ] stockholders of record.

We offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

The following table summarizes our monthly base distributions and special distributions declared for record dates from January 1, 2018 through September 30, 2020:

Record Date	Payment Date	Distribution Per Share Declared
January 31, 2018	February 15, 2018	$0.083
February 28, 2018	March 15, 2018	$0.083
March 30, 2018	April 16, 2018	$0.083
April 30, 2018	May 15, 2018	$0.083
May 31, 2018	June 15, 2018	$0.083
June 29, 2018	July 16, 2018	$0.083
July 31, 2018	August 15, 2018	$0.083
August 31, 2018	September 14, 2018	$0.083
September 28, 2018	October 15, 2018	$0.083
October 31, 2018	November 15, 2018	$0.083
November 30, 2018	December 14, 2018	$0.083
December 28, 2018	January 30, 2019	$0.24
December 31, 2018	January 15, 2019	$0.083
January 31, 2019	February 15, 2019	$0.083
February 28, 2019	March 15, 2019	$0.083
March 29, 2019	April 15, 2019	$0.083
April 30, 2019	May 15, 2019	$0.083
May 31, 2019	June 14, 2019	$0.083
June 28, 2019	July 15, 2019	$0.083
July 31, 2019	August 15, 2019	$0.083
August 30, 2019	September 13, 2019	$0.083
September 30, 2019	October 15, 2019	$0.083
October 31, 2019	November 15, 2019	$0.083
November 29, 2019	December 13, 2019	$0.083
December 27, 2019	January 27, 2020	$0.05
December 31, 2019	January 15, 2020	$0.083
January 31, 2020	February 14, 2020	$0.083
February 28, 2020	March 13, 2020	$0.083
March 31, 2020	April 15, 2020	$0.083
April 30, 2020	May 15, 2020	$0.083
May 29, 2020	June 15, 2020	$0.083
June 30, 2020	July 15, 2020	$0.083
July 31, 2020	August 21, 2020	$0.083
August 31, 2020	September 21, 2020	$0.083
September 30, 2020	October 21, 2020	$0.083

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax-free return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

During the year ended December 31, 2019, our distributions were made from undistributed net investment income. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the Investment Company Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment.

THE OFFERING

Purpose of the Offering

Our Board has determined that it is advisable and in our best interest and the best interests of our stockholders to raise additional capital to (i) support our existing portfolio companies through the COVID-19 pandemic and (ii) make opportunistic investments, in accordance with our investment objectives and policies, in assets that GECM believes have become undervalued due to the current extreme market volatility, and on more attractive terms than we would otherwise be able to obtain under typical, less volatile market conditions. We believe strengthening our balance sheet is a prudent course of action in the face of the current market environment as we may need to support our existing portfolio companies with additional capital. Furthermore, in periods of market dislocation, there may be attractive new investment opportunities at compelling values on a risk-adjusted return basis. We do not currently intend to use the proceeds from this offering to fund cash distributions. This offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then-current market price while providing us access to additional equity capital resources. All costs of this rights offering will be borne by our stockholders whether or not they exercise their rights. In connection with the approval of this rights offering, our Board considered a number of factors, including the following factors:

•

the subscription price relative to the market price and to our NAV per share, including the substantial likelihood that the subscription price will be below our NAV per share based on our current market price, and the resulting effect that the offering may have on our NAV per share;

•	the impact of the offering as compared to alternative methods of financing on our asset coverage ratio and the limitations we face as a result of falling below such asset coverage ratio;

•	the impact of the current COVID-19 pandemic on us, our portfolio companies and the global markets;

•

the structure of the offering, including the pricing mechanism, a transferable versus non-transferable rights offering, the effect of a not fully subscribed offering and the inclusion of an over-subscription privilege;

•	our ability to support our existing portfolio companies, particularly in light of current market conditions;

•	the increased equity capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objectives and policies;

•	the dilution in ownership and voting power to be experienced by non-exercising stockholders;

•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer managers;

•	the size of the offering in relation to the number of shares outstanding;

•	the fact that the rights will not be listed on the Nasdaq Global Market;

•	the market price of our common stock, both before and after the announcement of the rights offering;

•	the possibility that the results of our portfolio companies in which we have a larger position may have less impact on our NAV as a result of the issuance of additional equity;

•	the benefits of a rights offering as compared to alternative methods of raising additional capital (i.e., issuance of junior debt, issuance of preferred debt, and asset sales);

•	the general condition of the capital markets, including the impact of macro events; and

•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to GECM.

We cannot provide you any assurance of the amount of dilution that a stockholder will experience, that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to GECM is based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage and net proceeds from this offering), so we expect to incur increased management fees payable to GECM as a result of this offering.

In determining that this offering is advisable and in our best interest and in the best interests of our stockholders, we have retained Imperial Capital, LLC and Piper Sandler & Co., the dealer managers for this offering, to provide us with certain marketing and soliciting services relating to this offering, including advice with respect to the structure, timing and terms of the offering.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offering, provided that our Board must determine that each subsequent rights offering is in our best interest and the best interest of our stockholders. Any such future rights offering will be made in accordance with the Investment Company Act.

Terms of the Offering

We are issuing to record date stockholders non-transferable rights to subscribe for up to approximately [            ] shares of our common stock. Each record date stockholder is being issued one non-transferable right for each whole share of our common stock owned on the record date. The rights entitle each holder, or rights holder, to acquire one share for every [            ] right held (1 for [    ]), which we refer to as the primary subscription right. The subscription price per share will be [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on the expiration date of the offering. Rights may be exercised at any time during the subscription period, which commences as of [5:00 p.m., New York City time], on [                    ], 2020, the record date, and ends at [5:00 p.m., New York City time], on [                    ], 2020, unless extended by us, the expiration date.

The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC”. The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “—Non-U.S. Stockholders.”

Shares for which there is no subscription during the primary subscription right will be offered, by means of the over-subscription privilege, to record date stockholders who fully exercise the rights issued to them pursuant to this offering and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “—Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede &

Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offering to close.

Over-Subscription Privilege

Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the primary subscription rights. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all rights holders’ over-subscription requests will be honored in full. If record date stockholders’ (other than the Participating Shareholders who may participate in the over-subscription privilege as described below) requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among rights holders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder’s Record Date Position	×	Remaining Shares
Total Record Date Position of All Over-Subscribers (other than the Participating Shareholders who may participate in the over-subscription privilege as described below)

However, if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for.

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription rights and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription right was exercised in full. We will not offer or sell in connection with the offering any shares that are not subscribed for pursuant to the primary subscription rights or the over-subscription privilege.

We expect the Participating Shareholders would likely fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise all rights issued to them. Accordingly, there can be no assurance that certain Participating Shareholders will acquire any shares of our common stock through their exercise of over-subscription privileges.

Subscription Price

The subscription price for the shares of common stock to be issued pursuant to the offering will be determined based upon [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on the expiration date of the offering. See “—Payment for Shares” below. Because the subscription price will be determined on the expiration date, rights holders will generally not know the subscription price at the time of exercise and will be required initially to pay for both the shares of common stock subscribed for pursuant to the primary subscription right and, if eligible, any additional shares of common stock subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $[            ] per share, which is estimated on the basis of [    ]% of the volume-weighted average of the market prices of our shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on [                    ], 2020, as reported by Bloomberg. Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent. We do not have the right to withdraw the rights or cancel this offering after the delivery of the shares of our common stock offered hereby.

Expiration of the Offering

The offering will expire on the expiration date. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

Our Board, or a duly authorized committee thereof, may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our Board, or such committee, determines that doing so is in our best interest and the best interest of our stockholders. For example, our Board may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock on the Nasdaq Global Market at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on the Nasdaq Global Market or the financial markets generally. The foregoing are not the only circumstances under which this offering may be extended, and our Board is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.

Any extension of the offering will be followed as promptly as practicable by announcement thereof, and in no event later than [9:00 a.m., New York City time], on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Dilutive Effects

Any stockholder who chooses not to participate in the offering, or who does not fully exercise their rights, should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their primary subscription rights. The amount of dilution that a stockholder may experience could be substantial. Further, because the net proceeds per share from the offering will likely be lower than our then-current NAV per share, the offering may reduce our NAV per share. See “Dilution.”

Amendments and Waivers; Termination

We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of subscription certificates and the subscription price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If the offering is terminated, all rights will expire without value, and we will promptly arrange for the refund, without interest, of all funds received from holders of rights. In addition, the dealer managers have the right to terminate the dealer manager agreement. All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated interest-bearing account at a negotiated rate. All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

Information Agent and Subscription Agent

[            ] will act as the information agent and [            ] will act as the subscription agent in connection with the offering. In its capacity as information agent, [            ] will receive for its services a fee estimated to be approximately $[            ] plus reimbursement of all out-of-pocket expenses related to the offering. In its capacity as subscription agent, [            ] will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[            ], plus reimbursement for all out-of-pocket expenses related to the offering and an execution fee for each exercise. [            ] and [            ] can be contacted at the below address:

[Information/subscription agent address]

[Information/subscription agent phone number(s)]

Completed subscription certificates must be sent together with full payment of the estimated subscription price for all shares subscribed for in the primary subscription rights and pursuant to the over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to [            ] which must be received by the subscription agent on or prior to the expiration date. Facsimiles should be confirmed by telephone toll-free at [            ]. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, on or prior to the expiration date or by the close of business on the third business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.

By Hand or Overnight Courier:	[Subscription/information agent name] Attn: [ ] [Address]

By Mail:	[Subscription/information agent name] Attn: [ ] [Address]

Delivery to an address other than the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed above.

Stockholders may also contact their broker-dealers or nominees for information with respect to the offering.

Non-Transferability of Rights

The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC.”

Methods for Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “—Non-U.S. Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent on or prior to the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the subscription agent at the address set forth above.

Exercise of the Over-Subscription Privilege

Record date stockholders who fully exercise all primary subscription rights issued to them may participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated as described under “—Over-Subscription Privilege” above.

Record Date Stockholders Whose Shares Are Held By a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “—Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “—Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and a subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Non-U.S. Stockholders

Subscription certificates will not be mailed to non-U.S. stockholders. Non-U.S. stockholders will receive written notice of this offering. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.

Payment for Shares

Participating rights holders may choose between the following methods of payment:

(1) A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription right and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on an estimated subscription price per share of $[            ]. To be accepted, the estimated payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, on or prior to the expiration date.

(2) A participating rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full estimated subscription price for the shares subscribed for in the primary subscription right and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent on or prior to close of business on the second business day after the expiration date.

Participating rights holders will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent.

All payments by a participating rights holder must be in U.S. dollars by check or bank draft drawn on a bank or branch located in the United States and payable to [            ], as subscription agent. A participating rights holder may also wire the transfer of immediately available funds directly to the account maintained by [            ], as subscription agent, for purposes of accepting subscriptions in this rights offering at wire/account instructions, with reference to the rights holder’s name. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment on prior to the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check.

As soon as practicable following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a statement or certificate showing the number of shares purchased pursuant to the offering.

Whichever of the methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the primary subscription right or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (1) reallocate the shares to other participating rights holders in accordance with the over-subscription privilege; (2) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the primary subscription right and/or the over-subscription privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

We will suspend the offering until we amend this prospectus if, subsequent to the effective date of this prospectus, our NAV declines more than 10% from our NAV as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

Delivery of Stock Certificates and Book-Entry

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offering credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to stockholders who hold shares in certificated form, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to [            ] days from the date of receipt of the payment. With respect to all other stockholders, the ownership of shares purchased will be uncertificated and noted in book-entry form. The number of shares purchased will be shown on such stockholders’ statement of account.

Federal Income Tax Consequences of the Offering

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized by such stockholders if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either (1) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (2) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (1) or (2) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share. A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes

ERISA Considerations

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) imposes certain fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of rights held by stockholders that are employee benefit plans subject to ERISA (including corporate savings and 401(k) plans) or the Code (including Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (“IRAs”)) (collectively, “Plans”). As a result, a fiduciary of a Plan subject to Title I of ERISA should determine whether the exercise of rights as well as the disposition of any shares satisfies the various fiduciary standards of ERISA, such as the prudence and diversification requirements, to the extent applicable, and would be consistent with its fiduciary responsibilities, and the documents and instruments governing the Plan. Furthermore, a Plan should determine whether the exercise of rights would constitute or result in a non-exempt prohibited transaction under ERISA or the Code. ERISA and the Code contain certain exemptions from such prohibited transactions, and the U.S. Department of Labor has issued several exemptions, although there can be no assurance that any of these exemptions will be available with respect to the exercise of rights.

Although governmental plans, certain church plans and non-U.S. plans may not be subject to the prohibited transaction provisions of ERISA or the Code, they may be subject to similar laws that regulate their investments (“Similar Laws”). Consequently, fiduciaries of any such plans should make their own determination as to the requirements, if any, under any Similar Law applicable to the exercise of rights.

In addition, because the exercise of rights will require the future funding of cash, stockholders that are Plans should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise rights would be treated as contributions to the Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code and other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold by a Plan. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

This summary of ERISA considerations is general in nature and does not address every issue pertaining to ERISA or the Code that may be applicable to us, the rights or a particular investor, and additional special issues may arise in the case of any Plan sponsored or maintained by us or any affiliate of ours. Accordingly, due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel and other advisors regarding the consequences of their exercise of rights under ERISA and the Code or any applicable Similar Law.

Dealer Managers Arrangements

Imperial Capital, LLC and Piper Sandler & Co., each a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer managers for this offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide certain marketing services in connection with this offering and will solicit the exercise of rights and participation in the over-subscription privilege. This offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer managers a fee for their marketing and soliciting services equal to [            ]. In addition, we have agreed to pay certain fees and expenses of the dealer managers, including legal fees, in connection with the offering, subject to a cap of $[            ], and to pay the fees and expenses of the dealer managers in connection with review of this offering by FINRA.

The dealer managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees up to [    ]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through the Depository Trust Company on the record date. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer managers.

We have agreed to indemnify the dealer managers for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer managers will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer managers or reckless disregard by the dealer managers of their obligations and duties under the dealer manager agreement. In addition, [                ] have agreed, with certain exceptions, with the dealer managers that, for a period of [                ] following the date of this prospectus, that they will not directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any of our equity or equity related securities or securities convertible into such securities without the prior written consent of the dealer managers. However, the dealer managers may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.

Imperial Capital, LLC and Piper Sandler & Co.’s respective principal business addresses are 10100 Santa Monica Blvd, Suite 2400, Los Angeles, California 90067 and 800 Nicollet Mall, Suite 1000, Minneapolis, Minnesota 55402.

Prior to the expiration of this offering, the dealer managers may independently offer for sale shares of our common stock at prices they sets. Such offers for sale by the dealer managers neither relate to, nor will be made as part of, this rights offering. The dealer managers may realize profits or losses independent of any fees described in this prospectus.

In connection with the offering, the dealer managers may distribute prospectuses by electronic means, such as e-mail.

This offering is being conducted in compliance with Rule 5110 of the Conduct Rules of the Financial Industry Regulatory Authority.

Additional Dealer Manager Compensation; Other Relationships

The dealer managers and/or their affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation. The dealer managers may have engaged in, and may in the future engage in, such transactions or other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies, including certain affiliates of the dealer managers having acted as agent in connection with certain of our historical private placement transactions, and as lenders to us or our affiliates. They may have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of its business activities, the dealer managers and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own accounts and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates or our portfolio companies. The dealer managers and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Further, a member of the executive committee of Imperial Capital, LLC also serves on the board of directors of GEC and manages funds that own a minority interest in GEC and GECC.

Certain Effects of this Offering

GECM will benefit from this offering through increased management fees payable to GECM because the management fee we pay to GECM is based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage and net proceeds from this offering), so we expect to incur increased management fees payable to GECM as a result of this offering. It is not possible to state precisely the amount of additional compensation GECM will receive as a result of this offering because it is not known how many shares will be subscribed for.

As a result of the terms of this offering, stockholders who do not fully exercise their rights will own, upon completion of this offering, a smaller proportional interest in us than they owned prior to the offering, including with respect to voting rights. To the extent that certain affiliates of GECM exercise their over-subscription privileges and receive an allocation of shares, their respective ownership interests will increase.

In addition, because the subscription price per share will be less than the NAV per share, based on our current market price, the offering will result in an immediate dilution of NAV per share for all of our stockholders. If the subscription price per share is substantially less than the then-current NAV per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our then-current NAV per share, then all stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights. This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. See “Dilution.”

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2020, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As defined by the Investment Company Act, we do not “control” any of the portfolio companies. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities. See “The Company—Our Portfolio at December 31, 2019” for a brief description of each company representing greater than 5% of the fair market value of our portfolio at December 31, 2019.

(Dollar amounts in thousands) Name and Address of Portfolio Company	Industry	Type of Investment(1)	Notes	Interest Rate(2)	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(13)
APTIM Corp. 1780 Hughes Landing Blvd #1000, The Woodlands, TX 77381	Industrial	1st Lien, Secured Bond	11	7.75%	06/15/2025	7,000	5,629	4,200
ASP Chromaflo Technologies Corp. 2600 Michigan Ave, PO Box 816 Ashtabula, Ohio 44005	Chemicals	2nd Lien Secured Loan	5	1M L + 8.00%, 9.00% Floor (9.80%)	11/18/2024	6,992	6,763	6,917
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	2nd Lien, Secured Bond	4, 5, 6, 10, 11	9.00%	10/01/2022	42,467	39,391	29,812
		Common Equity	4, 5, 7, 10	n/a	n/a	196,086,410	50,660	2,353	9%
Best Western Luling 4120 East Pierce Street Luling, TX 78648	Hotel Operator	1st Lien, Secured Loan	5, 8, 9	1ML + 12.00%, 12.25% Floor (0.00%)	12/18/2017	2,715	1,300	3,361
Boardriders, Inc. 5600 Argosy Circle Building 100 Huntington Beach, CA 92649	Apparel & Textile Products	1st Lien, Secured Loan	5	3M L + 6.50%, 7.50% Floor (8.30%)	04/06/2024	8,962	8,819	8,744
California Pizza Kitchen, Inc. 53 3rd Street Suite 254 San Francisco, CA 94103	Restaurants	1st Lien, Secured Loan		3M L + 6.00%, 7.00% Floor (7.91%)	08/23/2022	9,923	9,671	8,524
		2nd Lien Secured Loan	5	3M L + 10.00%, 11.00% Floor (11.91%)	08/23/2023	4,300	4,080	3,448

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Notes	Interest Rate(2)	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(13)
Commercial Barge Line Company 1701 E. Market Street Jeffersonville, IN 47130	Water Transport	1st Lien, Secured Loan		3M L + 8.75%, 9.75% Floor (10.68%)	11/12/2020	15,883	14,315	8,001
Cooke Omega Investments, Inc. 40 Wellington Row Saint John, NB, E2L 3H3	Food & Staples	Bond		8.50%	12/15/2022	3,000	2,927	3,022
Davidzon Radio, Inc. 2508 Coney Island Avenue, 2nd Floor Brooklyn, NY 1122	Radio Broadcasting	1st Lien, Secured Loan	5, 9	1ML + 10.00%, 11.00% Floor (14.70%)	03/31/2020	8,962	8,903	7,795
Duff & Phelps 55 East 52nd Street New York, NY 10055	Consulting	1st Lien Revolver		3M L + 3.25%, 3.25% Floor (5.16%)	02/13/2022	—	(438)	—
		1st Lien Revolver— Unfunded		1M L + 3.25%, 3.25% Floor (5.29%)	02/13/2022	5,000	—	(458)
The Finance Company 1010 Wayne Ave, Ste 510, Silver Springs, MD 20910	Consumer Finance	1st Lien, Secured Revolver	3, 5	1M L + 11.00%, 11.50% Floor (12.70%)	07/02/2020	806	806	806
		1st Lien, Secured Revolver— Unfunded	3, 5	1M L + 11.00%, 11.50% Floor (13.09%)	07/02/2020	194	—	—
		1st Lien Secured Loan B	3, 5	Consumer Finance + 0.00%, 3, 5 (0.00%)	07/02/2020	1,491	1,491	244
		Common Equity	3, 5, 7	n/a	n/a	288	—	—	72%
Finastra Group Holdings, Ltd. 2628 Maxwell Street Philadelphia, PA 1915	Software Services	2nd Lien, Secured Loan	10	3M L + 7.25%, 8.25% Floor (9.45%)	06/13/2025	14,000	13,353	13,655
Full House Resorts, Inc. 1980 Festival Plaza Dr., Suite 680 Las Vegas, NV 89135	Gaming, Lodging & Restaurants	1st Lien, Secured Note	5, 11	3M L + 7.00%, 8.00% Floor (8.94%)	02/02/2024	9,800	9,656	9,657
Mitchell International, Inc. 6220 Greenwich Drive San Diego, CA 92122	Software Services	2nd Lien Secured Loan	5	1M L + 7.25%, 8.00% Floor (9.05%)	11/30/2025	12,000	11,302	11,801

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Notes	Interest Rate(2)	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(13)
OPS Acquisitions Limited and Ocean Protection Services Limited Capital Place 120 Bath Road London, UK UB3 5AN	Maritime Security Services	1st Lien, Secured Loan	4, 5, 8, 10	1M L + 12.00%, 12.50% Floor (0.00%)	06/01/2018	4,903	4,240	30
		Common Equity	4, 5, 7, 10	n/a	n/a	—	—	—	19%
PE Facility Solutions, LLC 4217 Ponderosa Avenue, Suite A San Diego, CA 92123	Building Cleaning and Maintenance Services	1st Lien, Secured Loan B	3, 5, 6, 8	1M L + 14.00%, (0.00%)	02/27/2022	838	838	819
		Common Equity	3, 5, 7	n/a	n/a	—	—	—	87%
PEAKS Trust 2009-1 10 North High Street 400 West Chester, PA 19380	Consumer Finance	1st Lien, Secured Note	5, 8, 10	1M L + 5.50%, 7.50% Floor (0.00%)	01/27/2020	940	849	—
Peninsula Pacific Entertainment, LLC 10250 Contellation Blvd., Suite 2230 Los Angeles, CA 90067	Gaming, Lodging & Restaurants	1st Lien, Secured Loan	5	3M L + 7.25%, 7.25% Floor (9.19%)	11/13/2024	2,500	2,505	2,470
PFS Holdings Corp. 3747 Hecktown Road Easton, PA 18045	Food & Staples	1st Lien, Secured Loan	5	3M L + 3.50%, 4.50% Floor (5.41%)	01/31/2021	14,821	11,735	9,054
Prestige Capital Finance, LLC (fka Prestige Capital Corporation) 400 Kelby St., 10th Floor Fort Lee, NJ 07024	Specialty Finance	Common Equity	3, 5, 10	n/a	n/a	—	7,466	7,726	80%
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	1st Lien, Secured Revolver	5	3M L + 4.50%, 4.50% Floor (6.41%)	12/20/2022	4,316	3,696	4,316
		1st Lien, Secured Revolver— Unfunded	5	3M L + 4.50%, 4.50% Floor (6.75%)	12/20/2022	5,684	—	(334)
		2nd Lien, Secured Loan	5	3M L + 9.50%, 10.50% Floor (11.41%)	12/20/2025	12,000	11,951	11,941
Shearer’s Foods, LLC 100 Lincoln Way East Massillon, OH 44646	Food & Staples	2nd Lien, Secured Loan		1M L + 6.75%, 7.75% Floor (8.55%)	06/30/2022	9,000	8,955	8,899

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Notes	Interest Rate(2)	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(13)
Subcom, LLC 250 Industrial Way West Eatontown, NJ 07724	Telecommunications Services	1st Lien, Secured Revolver	5	3M L + 5.00%, 5.00% Floor (6.91%)	11/02/2023	—	(1,525)	—
		1st Lien, Secured Revolver— Unfunded	5	3M L + 5.00%, 5.00% Floor (6.91%)	11/02/2023	10,000	—	(928)
Tallage Davis, LLC 165 Tremont Street, Suite 305, Boston, MA 02111	Real Estate Services	1st Lien, Secured Loan	5	11.00%	01/26/2023	2,065	2,065	2,065
		1st Lien, Secured Loan— Unfunded	5	11.00%	01/26/2023	8,910	—	—
Tensar Corp. 2500 Northwinds Parkway, Suite 500 Alpharetta, GA 30009	Construction Materials Manufacturing	1st Lien, Secured Loan		3M L + 4.75%, 5.75% Floor (6.69%)	07/10/2021	8,223	7,903	7,792
TRU (UK) Asia Limited Cannon Place, 78 Cannon Street, London, EC4N 6AF	Retail	Common Equity	5, 7, 10	n/a	n/a	776,954	22,132	11,996	2.20%
TRU (UK) Asia Limited Liquidating Trust Cannon Place, 78 Cannon Street, London, EC4N 6AF	Retail	Common Equity	5, 7	n/a	n/a	16,000	1,723	1,474	2.75%

Total Investments							$281,574	$197,615

(1)

Our investments are generally acquired in private transactions exempt from registration under the Securities Act and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities’’ under the Securities Act.

(2)

A majority of our variable rate debt investments bear interest at a rate that is determined by reference to London Interbank Offered Rate (‘‘LIBOR” or “L”) and which is reset daily, monthly, quarterly or semiannually. For each debt investment, we have provided the interest rate in effect as of period end. If no reference to LIBOR is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate. The one month (“1M”) LIBOR as of period end was 1.76%. The three month (“3M”) LIBOR as of period end was 1.91%.

(3)

“Controlled Investments” are investments in those companies that are “Controlled Investments” of ours, as defined in the Investment Company Act. A company is deemed to be a “Controlled Investment” of ours if we own more than 25% of the voting securities of such company.

(4)

“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of ours, as defined in the Investment Company Act, which are not “Controlled Investments.” A company is deemed to be an “Affiliate” of ours if we own 5% or more, but less than 25%, of the voting securities of such company.

(5)	Investments classified as Level 3 whereby fair value was determined by our board of directors.
(6)	Security pays, or has the option to pay, all of its interest in kind.
(7)	Non-income producing security.
(8)	Investment was on non-accrual status as of period end.
(9)	The interest rate on these loans includes a default interest rate.

(10)

Indicates assets that we believe do not represent ‘‘qualifying assets’’ under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of our total assets at the time of acquisition of any additional non-qualifying assets. Of our total assets, 25.4% were non-qualifying assets as of period end.

(11)

Security exempt from registration pursuant to Rule 144A under the Securities Act. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.

(12)

As of period end, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,357; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $70,638; the net unrealized depreciation was $(67,281); the aggregate cost of securities for Federal income tax purposes was $350,629.

(13)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

Overview

We are a BDC that seeks to generate both current income and capital appreciation through debt and equity investments. Our investment focus is on debt obligations of middle-market companies which are traded in the institutional credit markets. We invest primarily in the debt of middle-market companies as well as small businesses, generally in the form of senior secured and unsecured notes, as well as senior secured loans, junior loans and mezzanine debt. We will from time to time make equity investments as part of restructuring credits and in rare instances reserve the right to make equity investments directly.

On September 27, 2016, we and GECM, our external investment manager, entered into the Investment Management Agreement and the Administration Agreement, and we began to accrue obligations to GECM under those agreements. The Investment Management Agreement renews for successive annual periods, subject to requisite Board and/or stockholder approvals.

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we will not be taxed on our income to the extent that we distribute such income each year and satisfy other applicable income tax requirements. To qualify as a RIC, we must, among other things, meet source-of-income and asset diversification requirements and annually distribute to our stockholders generally at least 90% of our investment company taxable income on a timely basis. If we qualify as a RIC, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including, among others, the amount of debt and equity capital available from other sources to middle-market companies, the level of merger and acquisition activity, pricing in the high yield and leveraged loan credit markets, our expectations of future investment opportunities, the general economic environment as well as the competitive environment for the types of investments we make. As a BDC, our investments and the composition of our portfolio are required to comply with regulatory requirements. See “The Company—Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations.”

Revenues

We generate revenue primarily from interest on the debt investments that we hold. We may also generate revenue from dividends on the equity investments that we hold, capital gains on the disposition of investments, and lease, fee, and other income. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Our debt investments generally pay interest quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, due diligence fees, end-of-term or exit fees, fees for providing significant managerial assistance, consulting fees and other investment-related income.

Expenses

Our primary operating expenses include the payment of a base management fee, administration fees (including the allocable portion of overhead under the Administration Agreement), and, depending on our operating results, an incentive fee. The base management fee and incentive fee remunerates GECM for work in identifying, evaluating, negotiating, closing and monitoring our investments. The Administration Agreement provides for reimbursement of costs and expenses incurred for office space rental, office equipment and utilities allocable to us under the Administration Agreement, as well as certain costs and expenses incurred relating to non-investment advisory, administrative or operating services provided by GECM or its affiliates to us. We also bear all other costs and expenses of our operations and transactions. In addition, our expenses include interest on our outstanding indebtedness.

Critical Accounting Policies

Valuation of Portfolio Investments

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short-term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy. Our Board approves in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.

The valuation process approved by our Board with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

•	The investment professionals of GECM provide recent portfolio company financial statements and other reporting materials to an independent valuation firm (or firms) approved by our Board;

•

Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of GECM;

•	The fair value of investments comprising in the aggregate less than 5% of our total capitalization and individually less than 1% of our total capitalization may be determined by

GECM in good faith in accordance with our valuation policy without the employment of an independent valuation firm; and

•

Our audit committee recommends, and our Board determines, the fair value of the investments in our portfolio in good faith based on the input of GECM, our independent valuation firms (to the extent applicable) and the business judgment of our audit committee and our Board, respectively.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples, security covenants, call protection provisions, information rights and the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, and merger and acquisition comparables; and enterprise values.

We prefer the use of observable inputs and minimize the use of unobservable inputs in our valuation process. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset developed based on the best information available in the circumstances.

Investments are classified in accordance with GAAP into three broad levels as follows:

Level 1	Investments valued using unadjusted quoted prices in active markets for identical assets.

Level 2	Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level 3	Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

All Level 3 investments that comprise more than 5% of our investments are valued by independent third parties.

Revenue Recognition

Interest and dividend income, including PIK income, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including OID, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment if such fees are fixed in nature. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, and end-of-term or exit fees that have a contingency feature or are variable in nature are recognized as earned. Prepayment fees and similar income due upon the early repayment of a loan or debt security are recognized when earned and are included in interest income.

We may purchase debt investments at a discount to their face value. Discounts on the acquisition of corporate debt instruments are generally amortized using the effective-interest or constant-yield method, unless there are material questions as to collectability.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale of an investment and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method.

Net change in unrealized appreciation or depreciation reflects the net change in portfolio investment fair values and portfolio investment cost bases during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and Investment Activity

The following is a summary of our investment activity for the years ended December 31, 2018 and 2019 and the three months ended March 31, 2020:

(in thousands)	Acquisitions(1)	Dispositions(2)	Weighted Average Yield End of Period(3)
Quarter ended March 31, 2018	63,220	(29,069)	14.80%
Quarter ended June 30, 2018	37,927	(27,729)	11.10%
Quarter ended September 30, 2018	38,969	(37,991)	11.60%
Quarter ended December 31, 2018	34,849	(40,028)	12.00%

For the year ended December 31, 2018	174,965	(134,817)

Quarter ended March 31, 2019	54,846	(59,869)	11.30%
Quarter ended June 30, 2019	62,238	(37,802)	11.40%
Quarter ended September 30, 2019	45,873	(44,531)	11.00%
Quarter ended December 31, 2019	14,800	(9,616)	10.80%

For the year ended December 31, 2019	177,757	(151,818)

Quarter ended March 31, 2020	31,882	(29,420)	10.00%

For the Three Months Ended March 31, 2020	31,882	(29,420)

(1)

Includes new investments, additional fundings (inclusive of those on revolving credit facilities), refinancings and capitalized PIK income. Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, were excluded.

(2)

Includes scheduled principal payments, prepayments, sales, and repayments (inclusive of those on revolving credit facilities). Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, were excluded.

(3)

Weighted average yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. Debt securities on non-accrual status are included in the calculation and are treated as having 0% as their applicable interest rate for purposes of this calculation, unless such debt securities are valued at zero.

Portfolio Reconciliation

The following is a reconciliation of the investment portfolio for the three months ended March 31, 2020 and the year ended December 31, 2019. Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, are excluded from the table below.

(in thousands)	For the Three Months Ended March 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Beginning Investment Portfolio	$197,615	$184,186	$164,870	$154,677
Portfolio Investments acquired(1)	31,882	177,757	174,965	199,878
Amortization of premium and accretion of discount, net	1,754	5,982	3,485	5,627
Portfolio Investments repaid or sold(2)	(29,420)	(151,818)	(134,817)	(174,983)
Net change in unrealized appreciation (depreciation) on investments	(24,860)	(19,792)	(26,752)	(23,962)
Net realized gain (loss) on investments	(11,459)	1,300	2,435	3,633

Ending Investment Portfolio	$165,512	$197,615	$184,186	$164,870

(1)	Includes new investments, additional fundings (inclusive of those on revolving credit facilities), refinancings, and capitalized PIK income.
(2)	Includes scheduled principal payments, prepayments, sales, and repayments (inclusive of those on revolving credit facilities).

Portfolio Classification

The following table shows the fair value of our portfolio of investments by industry as of March 31, 2020 and December 31, 2019 (in thousands):

	March 31, 2020		December 31, 2019
Industry	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
Wireless Telecommunications Services	$35,986	21.74%	$40,578	20.53%
Internet Media	18,978	11.47%	15,923	8.06%
Software Services	15,824	9.56%	25,456	12.88%
Food & Staples	13,133	7.93%	20,975	10.61%
Retail	9,904	5.98%	13,470	6.82%
Chemicals	9,560	5.78%	6,917	3.50%
Telecommunications Services	8,524	5.15%	(928)	(0.47)%
Apparel & Textile Products	7,962	4.81%	8,744	4.42%
Construction Materials Manufacturing	7,849	4.74%	7,792	3.94%
Specialty Finance	7,645	4.62%	7,726	3.91%
Restaurants	6,057	3.66%	11,972	6.06%
Radio Broadcasting	5,943	3.59%	7,795	3.94%
Technology	3,736	2.26%	—	—%
Hotel Operator	3,516	2.12%	3,361	1.70%
Consulting	3,235	1.95%	(458)	(0.23)%
Industrial	2,380	1.44%	4,200	2.13%
Communications Equipment	2,028	1.23%	—	—%
Real Estate Services	1,865	1.13%	2,065	1.05%
Consumer Finance	813	0.49%	1,050	0.53%
Building Cleaning and Maintenance Services	545	0.33%	819	0.41%
Maritime Security Services	29	0.02%	30	0.02%
Gaming, Lodging & Restaurants	—	—%	12,127	6.14%
Water Transport	—	—%	8,001	4.05%

Total	$165,512	100.00%	$197,615	100.00%

Results of Operations

This “—Results of Operations” discussion should be read in conjunction with the discussion of COVID-19 under “—Recent Developments.”

Investment Income

	For the Three Months Ended March 31,
	2020		2019
	In Thousands	Per Share(1)	In Thousands	Per Share(2)
Total Investment Income	$6,429	$0.64	$6,313	$0.59
Interest income	5,987	0.59	5,720	0.54
Dividend income	403	0.04	473	0.04
Other income	39	0.00	120	0.01

(1)	The per share amounts are based on a weighted average of 10,062,682 outstanding common shares for the three months ended March 31, 2020.

(2)	The per share amounts are based on a weighted average of 10,641,734 outstanding common shares for the three months ended March 31, 2019.

Investment income consists of interest income, including net amortization of premium and accretion of discount on loans and debt securities, dividend income and other income, which primarily consists of amendment fees, commitment fees and funding fees on loans. For the three months ended March 31, 2020 and 2019, interest income includes non-cash PIK income of $1.2 million and $1.2 million, respectively.

During the three months ended March 31, 2020, two investments, Davidzon Radio, Inc. and PFS Holdings Corp., were put on nonaccrual status resulting in lower interest income for the current period than if interest payments had continued per the terms of each respective loan. Investments are expected to remain on non-accrual status absent an indication that interest payments will resume in the future.

As discussed under “—Recent Developments”, the full impact of COVID-19 on each of our portfolio companies is not known at this time. Depending on the duration and extent of the disruption to the operations of our portfolio companies, we expect that certain portfolio companies may experience financial distress and may be unable to make future interest payments or dividend distributions resulting in decreased income us. In addition, the three months ended March 31, 2020 saw significant decreases in LIBOR, the primary base rate referenced in our floating rate debt investments. If interest rates stay depressed or continue to decrease further and we are otherwise unable to offset these reductions by investing in other debt instruments with higher interest rates we will see further decreases in our investment income.

	For the Year Ended December 31,
	2019		2018
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Total Investment Income	$27,038	$2.64	$27,754	$2.61
Interest income	24,198	2.36	27,334	2.57
Dividend income	2,070	0.20	197	0.02
Other income	770	0.08	223	0.02

(1)	The per share amounts are based on a weighted average of 10,249,578 shares for the year ended December 31, 2019 and a weighted average of 10,652,401 shares for the year ended December 31, 2018.

For the years ended December 31, 2019 and 2018, interest income includes non-cash PIK income of $5.4 million and $8.2 million, respectively.

The decrease in interest income for the year ended December 31, 2019 as compared to the year ended December 31, 2018 is primarily due to the April 2018 restructuring of our investment in the Avanti third lien notes, in which the Avanti third lien notes were converted into Avanti common stock which is currently non-income producing. Additionally, in January 2019 the Tru Taj, LLC notes were converted to common equity which is currently non-income producing. The Avanti third lien notes and Tru Taj, LLC notes accrued approximately $3.7 million and $2.2 million, respectively, of interest income during the year ended December 31, 2018. These decreases were partially offset by increases in interest income related to our investments in Commercial Barge Line Company (“Commercial Barge”) and PFS Holdings Corp. (“PFS”) which earned $3.3 million and $3.2 million, respectively, in interest income for the year ended December 31, 2019 as compared to $1.7 million and $0.8 million, respectively, in interest income for the year ended December 31, 2018.

Dividend income for the year ended December 31, 2019 includes $1.6 million earned from our investment in Prestige Capital Finance, LLC and $0.5 million earned from cash balances invested in short-

term investments as compared to $0.2 million in dividend income earned from cash balances invested in short-term investments for the year ended December 31, 2018. The increase in other income for the year ended December 31, 2019 as compared to the year ended December 31, 2018 is primarily attributable to commitment and funding fees received on our investment in Avanti 1.5 lien notes which totaled $0.6 million for the year ended December 31, 2019.

Expenses

Expenses are largely comprised of advisory fees and administration fees paid to GECM and interest expense on our outstanding notes payable. See “—Liquidity and Capital Resources.” Advisory fees include management fees and incentive fees calculated in accordance with the Investment Management Agreement, and administration fees include direct costs reimbursable to GECM under the Administration Agreement and fees paid for sub-administration services.

	For the Three Months Ended March 31,
	2020		2019
	In Thousands	Per Share(1)	In Thousands	Per Share(2)
Total Expenses	$3,777	$0.38	$3,529	$0.33
Management fees	698	0.07	706	0.07
Incentive fees	100	0.01	696	0.07

Total advisory and management fees	$798	$0.08	$1,402	$0.13
Administration fees	204	0.02	211	0.02
Directors’ fees	51	0.01	50	0.00
Interest expense	2,305	0.23	1,454	0.14
Professional services	257	0.03	239	0.02
Custody fees	20	0.00	15	0.00
Other	142	0.01	158	0.01

(1)	The per share amounts are based on a weighted average of 10,062,682 outstanding common shares for the three months ended March 31, 2020.
(2)	The per share amounts are based on a weighted average of 10,641,734 outstanding common shares for the three months ended March 31, 2019.

Overall expenses for the three months ended March 31, 2020 increased as compared to the three months ended March 31, 2019 due to increased interest expense which was partially offset by a decrease in incentive fees. The increase in interest expense for the three months ended March 31, 2020 as compared to the three months ended March 31, 2019 is due to the issuance of $45.0 million in aggregate principal amount of 6.50% notes due 2024 (the “GECCN Notes”) in June and July 2019 which resulted in a weighted average outstanding debt balance of $124.0 million for the three months ended March 31, 2020 as compared to only $79.0 million for the three months ended March 31, 2019.

Incentive fees for the three months ended March 31, 2020 included a reversal of approximately $0.4 million in incentive fees accrued in prior periods. This reversal was primarily attributable to the sale of Commercial Barge in February 2020, for which the resulting proceeds did not fully cover the accreted cost of the investment. Excluding the impact of the reversal, incentive fees would have been approximately $0.6 million for the three months ended March 31, 2020.

	For the Year Ended December 31,
	2019		2018
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Net Operating Expenses	$15,892	$1.55	$12,240	$1.15
Management fees	2,953	0.29	2,955	0.28
Incentive fees	2,735	0.26	165	0.02

Total advisory and management fees	$5,688	$0.55	$3,120	$0.29
Administration fees	987	0.10	1,416	0.13
Directors’ fees	200	0.02	195	0.02
Interest expense	7,636	0.75	5,645	0.53
Professional services	833	0.08	1,205	0.11
Custody fees	57	0.01	58	0.01
Other	491	0.05	601	0.06
Income Tax Expense
Excise Tax Expense	209	0.02	180	0.02

(1)	The per share amounts are based on a weighted average of 10,249,578 shares for the year ended December 31, 2019 and a weighted average of 10,652,401 shares for the year ended December 31, 2018.

Incentive fees for the year ended December 31, 2019 increased as compared to the year ended December 31, 2018 primarily due to the reversal of $2.6 million of incentive fees recorded in prior periods in the year ended December 31, 2018. Our largest investment, Avanti, has generated significant non-cash income in the form of PIK interest. As a result of the debt-for-equity conversion, we have determined that the accrued incentive fees payable associated with the portion of such PIK interest generated by the Avanti third lien notes should not at this time be recognized as a liability and as such we have reversed for prior periods. Notwithstanding this reversal, such incentive fees remain payable under the Investment Management Agreement (subject to achievement of return hurdles) and will be recognized as an expense to the extent that an exit or recovery results in gross proceeds to us in excess of our initial cost basis in the Avanti third lien notes.

The decrease in administration fees for the year ended December 31, 2019 as compared to the year ended December 31, 2018 is primarily attributable to one-time costs associated with staff restructuring at GECM during the year ended December 31, 2018.

Interest expense increased for the year ended December 31, 2019 as compared to the year ended December 31, 2018 primarily due to the issuance of the GECCN Notes in June and July 2019, which resulted in a weighted average outstanding debt balance of $103.2 million for the year ended December 31, 2019 as compared to $77.6 million for the year ended December 31, 2018.

Professional services include fees associated with legal, audit and tax services and third-party valuation specialists. The decrease in professional services for the year ended December 31, 2019 as compared to the year ended December 31, 2018 was due to certain one-time costs incurred during the year ended December 31, 2018 including legal fees associated with the sale of investments and professional fees associated with the acquisition of investments, a portion of which was subsequently reversed and capitalized in the current year. Other expenses include various administrative expenses such as stockholder services, filing, transfer agency, printing and insurance costs.

Realized Gains (Losses)

	For the Three Months Ended March 31,
	2020		2019
	In Thousands	Per Share(1)	In Thousands	Per Share(2)
Net Realized Gain (Loss)	$(11,313)	$(1.12)	$608	$0.06
Gross realized gain	402	0.04	1,395	0.13
Gross realized loss	(11,715)	(1.16)	(787)	(0.07)

(1)	The per share amounts are based on a weighted average of 10,062,682 outstanding common shares for the three months ended March 31, 2020.
(2)	The per share amounts are based on a weighted average of 10,641,734 outstanding common shares for the three months ended March 31, 2019.

During the three months ended March 31, 2020, net realized losses on investments were primarily driven by the sales of Commercial Barge and Full House Resorts, Inc. during the quarter, for which we recognized realized losses of $9.8 million and $1.3 million, respectively. Realized gains for the three months ended March 31, 2020 includes approximately $0.1 in realized gain on repurchases of debt below par.

During the three months ended March 31, 2019, net realized gains were primarily driven by the sale of International Wire Group, Inc. which resulted in a realized gain of approximately $1.1 million.

	For the Year Ended December 31,
	2019		2018
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Net Realized Gain (Loss)	$1,300	$0.13	$2,419	$0.23
Gross realized gain	2,130	0.21	2,685	0.25
Gross realized loss	(830)	(0.08)	(266)	(0.02)

(1)	The per share amounts are based on a weighted average of 10,249,578 shares for the year ended December 31, 2019 and a weighted average of 10,652,401 shares for the year ended December 31, 2018.

During the year ended December 31, 2019, we recognized gross realized gains on the sale of our investments in International Wire Group, Inc. (“International Wire”) and Michael Baker International, LLC secured bonds of $1.1 million and $0.4 million, respectively. In addition, we recognized approximately $0.4 million in realized gain due to the acceleration of discount in connection with paydowns. During the year ended December 31, 2019, gross realized losses were primarily related to the realized loss of $0.8 million on the sale of our investment in Sungard Availability Services Capital, Inc. secured loan.

During the year ended December 31, 2018, we recorded net realized gains of $2.4 million which includes realized gain of approximately $0.7 million on the sale of our first lien senior secured loan to PR Wireless, Inc., net realized gain of approximately $0.6 million on the restructuring and subsequent sale of our investment in Speedwell Holdings and net realized gain of approximately $0.2 million on the exercise of RiceBran Technologies Corporation warrants and the subsequent sale of the common equity received in such exercise.

Unrealized Appreciation (Depreciation) on Investments

	For the Three Months Ended March 31,
	2020		2019
	In Thousands	Per Share(1)	In Thousands	Per Share(2)
Net unrealized appreciation/depreciation	$(24,877)	$(2.47)	$4,676	$0.44
Unrealized appreciation	9,095	0.90	7,238	0.68
Unrealized depreciation	(33,972)	(3.38)	(2,562)	(0.24)

(1)	The per share amounts are based on a weighted average of 10,062,682 outstanding common shares for the three months ended March 31, 2020.
(2)	The per share amounts are based on a weighted average of 10,641,734 outstanding common shares for the three months ended March 31, 2019.

During the three months ended March 31, 2020, net unrealized depreciation was largely driven by decreases in portfolio company valuations as compared to the prior year end. Most notably, we recognized unrealized depreciation of approximately $4.0 million on our investment in Avanti PIK Toggle Notes, approximately $3.6 million on our investment in Tru (UK) Asia Limited common equity and approximately $3.4 million and $2.6 million on our investment in California Pizza Kitchen, Inc. (“CPK”) 1st lien loan and 2nd lien loan, respectively. The Avanti, Tru (UK) Asia Limited and CPK investments are all level 3 investments for which the valuations include unobservable inputs such as discount rates and comparable company multiples which have experienced decreases as of March 31, 2020 as compared to December 31, 2019 due to general market volatility, including the impact of the COVID-19 pandemic during the three months ended March 31, 2020. Additionally, we recognized unrealized losses of $2.3 million and $2.7 million on our investments in Finastra Group Holdings, Ltd. and ASP Chromaflo Technologies Corp., both of which were valued at March 31, 2020 based on active market prices.

Unrealized appreciation for the three months ended March 31, 2020 was primarily due to the sale of Commercial Barge in February 2020, for which we realized approximately $6.3 million of previously unrealized losses.

For the three months ended March 31, 2019 we had a net increase in unrealized appreciation which was largely driven by higher valuations of our portfolio investments as compared to the prior year end. Most notably, we recognized unrealized appreciation of $3.1 million on our investment in Avanti and unrealized appreciation of $0.5 million on our investment in Finastra Group Holdings, Ltd. In addition, the restructuring of our investment in Tru Taj, LLC and the subsequent valuation of the resulting common stock in TRU (UK) Asia Limited and TRU (UK) Asia Limited Liquidating Trust we received in such restructuring in exchange for Tru Taj, LLC debt securities, resulted in net unrealized appreciation of approximately $1.0 million.

As discussed under “—Recent Developments”, we cannot predict the duration of the COVID-19 pandemic and the resulting impact to our individual portfolio companies or the broader market. It is likely that any recovery may be slow and/or volatile. The current unrealized depreciation on our portfolio may not be reversed in the short-term or at all and we may see further declines in fair value before the pandemic is over.

	For the Year Ended December 31,
	2019		2018
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Net unrealized appreciation/ (depreciation)	$(19,784)	$(1.93)	$(26,758)	$(2.51)
Unrealized appreciation	6,333	0.62	3,560	0.33
Unrealized depreciation	(26,117)	(2.55)	(30,318)	(2.85)

(1)	The per share amounts are based on a weighted average of 10,249,578 shares for the year ended December 31, 2019 and a weighted average of 10,652,401 shares for the year ended December 31, 2018.

For the year ended December 31, 2019, net unrealized depreciation was primarily driven by our investments in Avanti, Commercial Barge, Tru Taj, LLC and PFS, for which we recognized unrealized depreciation of $7.9 million, $4.7 million, $4.2 million and $2.1 million, respectively. The net unrealized depreciation for Avanti and Tru Taj, LLC are primarily driven by decreases in the fair value of the investment while net unrealized depreciation for Commercial Barge reflects both a decrease in the fair value of the investment and increase in the cost basis of the investment as a result of the accretion of discount. The fair value of PFS increased as of December 31, 2019 as compared to December 31, 2018, however, the increase in fair value was offset by the increase in cost basis as a result of the accretion of discount. Accretion of discount is reported in interest income.

During the year ended December 31, 2019, we recognized unrealized appreciation of $1.0 million and $0.4 million as result of the sale of our investments in International Wire and SESAC Holdco II LLC, respectively. In addition, we recognized unrealized appreciation of $0.7 million, $0.6 million and $0.5 million as a result of increased fair value of our investments in Finastra Group Holdings, Ltd., Subcom, LLC, and Mitchell International, Inc., respectively.

For the year ended December 31, 2018, the net unrealized depreciation was primarily the result of a net decrease of $16.8 million related to our investment in Avanti as a result of Avanti’s restructuring, which impacted our costs basis and caused further decreases in fair value through the end of the year. In addition, we had net unrealized depreciation of $5.8 million on our investment in TRU Taj, LLC and $1.7 million on our investment in OPS Acquisitions Limited and Ocean Protection Services Limited primarily resulting from decreases in fair value. Further, approximately $0.9 million of the decreases in unrealized depreciation was related to securities which were realized during the year and thus are no longer held in the portfolio.

Liquidity and Capital Resources

This “—Liquidity and Capital Resources” discussion should be read in conjunction with the discussion of COVID-19 under “—Recent Developments”.

At March 31, 2020, we had approximately $22.8 million of cash and cash equivalents, none of which was restricted in nature.

At March 31, 2020, we had investments in 28 debt instruments across 24 companies, totaling approximately $146.7 million at fair value and seven equity investments in six companies, totaling approximately $18.8 million at fair value.

In the normal course of business, we may enter into investment agreements under which we commit to make an investment in a portfolio company at some future date or over a specified period of time. As of March 31, 2020, we had approximately $21.9 million in unfunded loan commitments, subject to our approval in certain instances, to provide debt financing to certain of our portfolio companies. We had sufficient cash and other liquid assets on our March 31, 2020 balance sheet to satisfy the unfunded commitments.

For the three months ended March 31, 2020, net cash provided by operating activities was approximately $21.4 million, reflecting the purchases and repayments of investments offset by net investment income, including non-cash income related to accretion of discount and PIK income and proceeds from sales of investments and principal payments received. Net cash provided by purchases and proceeds from sales of investments was approximately $11.6 million, reflecting payments for additional investments of $12.1 million, offset by proceeds from principal repayments and sales of $23.7 million. Such amounts include draws and repayments on revolving credit facilities.

For the three months ended March 31, 2020, net cash used for financing activities was $3.1 million, which consisted of $3.0 million in distributions to investors and $0.1 million in repurchases of our debt.

Contractual Obligations

A summary of our significant contractual payment obligations as of March 31, 2020 is as follows:

(in thousands)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Contractual Obligations
GECCL Notes	$32,404	$—	$32,404	$—	$—
GECCM Notes	46,352	—	—	46,352	—
GECCN Notes	44,998	—	—	44,998	—

Total	$123,754	$—	$32,404	$91,350	$—

We have certain contracts under which we have material future commitments. Under the Investment Management Agreement, GECM provides investment advisory services to us. For providing these services, we pay GECM a fee, consisting of two components: (1) a base management fee based on the average value of our total assets and (2) an incentive fee based on our performance.

We are also party to the Administration Agreement with GECM. Under the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Both the Investment Management Agreement and the Administration Agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Off-Balance Sheet Arrangements

There were no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices, as of and for the three months ended March 31, 2020.

Notes Payable

On September 13, 2017, we sold $28.4 million in aggregate principal amount of 6.50% notes due 2022 (the “GECCL Notes”). On September 29, 2017, we sold an additional $4.3 million of the GECCL Notes upon full exercise of the underwriters’ over-allotment option. As a result of the issuance of these additional GECCL Notes, the aggregate principal balance of the GECCL Notes outstanding is $32.4 million.

The GECCL Notes are our unsecured obligations and rank equal with all of our outstanding and future unsecured unsubordinated indebtedness. The GECCL Notes are effectively subordinated, or junior in right of payment, to any future secured indebtedness that we may incur and structurally subordinated to all future indebtedness and other obligations of our subsidiaries. We pay interest on the GECCL Notes on January 31, April 30, July 31 and October 31 of each year. The GECCL Notes will mature on September 18, 2022 and can be called on, or after, September 18, 2019. Holders of the GECCL Notes do not have the option to have the GECCL Notes repaid prior to the stated maturity date. The GECCL Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

On January 11, 2018, we sold $43.0 million in aggregate principal amount of 6.75% notes due 2025 (the “GECCM Notes”). On January 19, 2018 and February 9, 2018, we sold an additional $1.9 million and $1.5 million, respectively, of the GECCM Notes upon partial exercise of the underwriters’ over-allotment option. As a result of the issuance of these additional GECCM Notes, the aggregate principal balance of the GECCM Notes outstanding is $46.4 million.

The GECCM Notes are our unsecured obligations and rank equal with all of our outstanding and future unsecured unsubordinated indebtedness. The GECCM Notes are effectively subordinated, or junior in right of payment, to any future secured indebtedness that we may incur and structurally subordinated to all future indebtedness and other obligations of our subsidiaries. We pay interest on the GECCM Notes on March 31, June 30, September 30 and December 31 of each year. The GECCM Notes will mature on January 31, 2025 and can be called on, or after, January 31, 2021. Holders of the GECCM Notes do not have the option to have the GECCM Notes repaid prior to the stated maturity date. The GECCM Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

On June 18, 2019, we sold $42.5 million in aggregate principal amount of the GECCN Notes, which included $2.5 million of GECCN Notes sold in connection with the partial exercise of the underwriters’ over-allotment option. On July 5, 2019, we sold an additional $2.5 million of the GECCN Notes upon another partial exercise of the underwriters’ over-allotment option. As a result of the issuance of these additional GECCN Notes, the aggregate principal balance of the GECCN Notes outstanding is $45.0 million.

The GECCN Notes are our unsecured obligations and rank equal with all of our outstanding and future unsecured unsubordinated indebtedness. The GECCN Notes are effectively subordinated, or junior in right of payment, to any future secured indebtedness that we may incur and structurally subordinated to all future indebtedness and other obligations of our subsidiaries. We pay interest on the GECCN Notes on March 31, June 30, September 30 and December 31 of each year beginning September 30, 2019. The GECCN Notes will mature on June 30, 2024 and can be called on, or after, June 30, 2021. Holders of the GECCN Notes do not have the option to have the GECCN Notes repaid prior to the stated maturity date. The GECCN Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

We may repurchase the Notes referred to in this section in accordance with the Investment Company Act and the rules promulgated thereunder. During the three months ended March 31, 2020, we repurchased $0.2 million in principal amount of the GECCL Notes, less than $0.1 million in principal amount of the GECCM Notes and less than $0.1 million in principal amount of the GECCN Notes.

As of March 31, 2020, our asset coverage ratio was approximately 141.1%. We are subject to a minimum asset coverage ratio of 150% (the “Minimum ACR”). As a result of falling below the Minimum ACR, we will be subject to certain limitations on our ability to incur additional debt, make cash distributions on junior securities or repurchase junior securities, in each case, in accordance with the Investment Company Act and the indentures governing our outstanding notes, until such time we are above the Minimum ACR.

Recent Developments

In April 2020:

•	we bought $0.6 million of par value of Apache Corporation unsecured bond at approximately 86% of par value.

•	$2.0 million of par value of Viasat, Inc. receivable was redeemed at 100% of par value.

•	$5.0 million of par value of Duff & Phelps 1st lien revolver was redeemed at 100% of par value.

•	we bought $2.0 million of par value of Viasat, Inc. receivable at 90% of par value.

•	we bought $1.0 million of par value of Avanti Communications Group, plc 1.25 lien delayed draw term loan at 100% of par value.

•	we sold $2.0 million of par value of Finastra Group Holdings, Ltd 2nd lien secured loan at 85% of par value.

•	we sold $2.0 million of par value of Mitchell International, Inc. 2nd lien secured loan at 85% of par value.

In May 2020:

•	we sold $0.6 million of par value of Apache Corporation unsecured bond at approximately 94% of par value.

•	we sold $2.0 million of par value of Mitchell International Inc. 2nd lien secured loan at 89% of par value.

•	we sold $3.0 million of par value of Shearer’s Foods, LLC 2nd lien secured loan at 99% of par value.

In June 2020:

•	we bought $2.4 million of par value of Natural Resource Partners senior unsecured bonds at 84.5% of par value.

•	we sold $2.0 million of par value of Mitchell International Inc. 2nd lien secured loan at 94% of par value.

•	we bought $6.5 million in preferred equity of Crestwood Equity Partners at an average price of $5.94 per share.

•	$2.0 million of par value of Viasat, Inc. receivable was redeemed at 100% of par value.

•	we bought $2.0 million of par value of Viasat, Inc. receivable at 90% of par value.

COVID-19

The recent global outbreak of the COVID-19 virus and the resulting pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 pandemic is uncertain at this time. The operational and financial performance of some of the portfolio companies in which we make investments has been and may further be significantly impacted by COVID-19, which may in turn impact the valuation of our investments, results of our operations and cash flows. For example, we do not currently meet the minimum asset coverage ratio of 150% due to the devaluation of certain of our portfolio company investments, primarily due to the immediate adverse economic effects of the COVID-19 pandemic and the continuing uncertainty surrounding its long-term impact, as well as the re-pricing of credit risk in the broadly syndicated credit market. See “—Liquidity and Capital Resources” above.

Our investment manager prioritizes the health and safety of employees and, in early March 2020, GECM moved to a remote-working model for all employees. In addition, the officers of GECC have maintained regular communications with key service providers, including the fund administration, legal and accounting professionals, noting that those firms have similarly moved to remote-working models to the extent possible. Our employees and key service providers have been able to effectively transition to working remotely while maintaining a consistent level of capabilities and service, however, we will continue to monitor and make adjustments as necessary.

While we have been carefully monitoring the COVID-19 pandemic and its impact on our business and the business of our portfolio companies, we have continued to fund our existing debt commitments. In addition, we have continued to make, and expect to continue to make, new investments.

We cannot predict the full impact of the COVID-19 pandemic, including its duration in the United States and worldwide and the magnitude of the economic impact of the outbreak, including with respect to the travel restrictions, business closures and other quarantine measures imposed on service providers and other individuals by various local, state, and federal governmental authorities, as well as non-U.S. governmental authorities. As such, we are unable to predict the duration of any business and supply-chain disruptions, the extent to which the COVID-19 pandemic will negatively affect our portfolio companies’ operating results or the impact that such disruptions may have on our results of operations and financial condition. Our portfolio is diversified across multiple industries and the direct and indirect impacts of the COVID-19 pandemic will be dependent on the specific circumstances for each portfolio company. For example, companies that derive revenues through in-person interactions with customers, such as restaurants and retail stores, have been and may be subject to reduced capacity or shutdowns based on local government advisories and regulations. Other companies may be better able to adapt to the changing environment by moving their workforce to a remote-working model and leveraging technology solutions to interact with customers.

Depending on the duration and extent of the disruption to the operations of our portfolio companies, we expect that certain portfolio companies may experience financial distress and possibly default on their financial obligations to us and their other capital providers. We also expect that some of our portfolio companies may significantly curtail business operations, furlough or lay off employees and terminate service providers, and defer capital expenditures if subjected to prolonged and severe financial distress, which would likely impair their business on a permanent basis. These developments would likely result in a decrease in the value of our investment in any such portfolio company.

The COVID-19 pandemic and the related disruption and financial distress experienced by our portfolio companies may have material adverse effects on our investment income, particularly our interest income, received from our investments. In connection with the adverse effects of the COVID-19 pandemic, we may need to restructure our investments in some of our portfolio companies, which could result in reduced interest payments, an increase in the amount of PIK interest we receive, or result in permanent write-downs on our investments.

We have had a significant reduction in our net asset value as of March 31, 2020 as compared to our net asset value as of December 31, 2019. The decrease in net asset value as of March 31, 2020 was largely the result of decreases in the fair value of some of our portfolio company investments primarily due to the immediate adverse economic effects of the COVID-19 pandemic and the continuing uncertainty surrounding its long-term impact, as well as the re-pricing of credit risk in the broadly syndicated credit market.

We are also subject to financial risks, including changes in market interest rates. As of March 31, 2020, approximately $158.3 million in principal amount of our debt investments bore interest at variable rates, which are generally based on LIBOR, and many of which are subject to certain floors. In connection with the COVID-19 pandemic, the U.S. Federal Reserve and other central banks have reduced certain interest rates and LIBOR has decreased. A prolonged reduction in interest rates will reduce our gross investment income and could result in a decrease in our net investment income if such decreases in LIBOR are not offset by a corresponding increase in the spread over LIBOR that we earn on any portfolio investments or a decrease in our operating expenses. See “Quantitative and Qualitative Disclosures About Market Risk” for an analysis of the impact of hypothetical base rate changes in interest rates.

We will continue to monitor the rapidly evolving situation relating to the COVID-19 pandemic and guidance from U.S. and international authorities, including federal, state and local public health authorities and may take additional actions based on their recommendations. In these circumstances, there may be developments outside our control requiring us to adjust our plan of operation. As such, given the dynamic nature of this situation, we cannot reasonably estimate the impacts of COVID-19 on our financial condition, results of operations or cash flows in the future. To the extent our portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on our future net investment income, the fair value of our portfolio investments, its financial condition and the results of operations and financial condition of our portfolio companies.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. As of March 31, 2020, five debt investments in our portfolio bore interest at a fixed rate, and the remaining 23 debt investments were at variable rates, representing approximately $70.9 million and $158.3 million in principal debt, respectively. As of December 31, 2019, five debt investments in our portfolio bore interest at a fixed rate, and the remaining 23 debt investments were at variable rates, representing approximately $71.9 million and $174.3 million in principal debt, respectively. The variable rates are based upon LIBOR.

To illustrate the potential impact of a change in the underlying interest rate on our net investment income, we have assumed a 1%, 2%, and 3% increase and 1%, 2%, and 3% decrease in the underlying LIBOR, and no other change in our portfolio as of March 31, 2020. We have also assumed that there are no outstanding floating rate borrowings by us. See the following table for the effect the rate changes would have on net investment income.

LIBOR Increase (Decrease)	Increase (decrease) of Net Investment Income (in thousands)(1)
3.00%	$3,373
2.00%	2,248
1.00%	1,124
(1.00)%	(750)
(2.00)%	(797)
(3.00)%	(797)

(1)

Several of our debt investments with variable rates contain a LIBOR floor. The actual increase (decrease) of Net Investment Income reflected in the table above takes into account such LIBOR floor to the extent applicable.

Although we believe that this analysis is indicative of our existing interest rate sensitivity at March 31, 2020, it does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments, including borrowing under a credit facility, that could affect the net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

THE COMPANY

Overview

We are a Maryland corporation that was formed in April 2016 and commenced operations on November 3, 2016 when Full Circle was merged with and into us. We are an externally managed non-diversified closed-end management investment company that elected to be regulated as a BDC under the Investment Company Act. We are an “emerging growth company” within the meaning of the JOBS Act, and, as such, are subject to reduced public company reporting requirements. Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt instruments of middle-market companies in a range of industries, which our external investment manager, GECM, defines as companies with enterprise values between $100.0 million and $2.0 billion. Our investment objectives may be changed without a vote of the holders of a majority of our stock. GECM provides the administrative services necessary for us to operate.

We made, and expect to make, multi-year investments primarily in secured and senior unsecured debt instruments that we purchase in the secondary markets. We may also originate investments directly with issuers. We invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. We seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to, or do, exceed our investment and any debt that is senior to, or ranks in parity with, our investment. We seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM’s investment process includes a focus on an investment’s contractual documents, as it seeks to identify rights that enhance an investment’s risk protection and avoid contracts that compromise potential returns or recoveries. We may also invest in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

Our Portfolio at December 31, 2019

A list of the industries in which we have invested as of December 31, 2019 may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Set forth below is a brief description of each company representing greater than 5% of the fair market value of our portfolio at December 31, 2019.

Avanti Communications Group plc

Avanti, located in London, England, is a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. Avanti’s network consists of: three high throughput satellites, HYLAS 1, HYLAS 2 and HYLAS 4; a multiband satellite, Artemis; one satellite that is not yet launched, HYLAS 3; and an international fiber network connecting data centers in several countries. Avanti’s satellites primarily operate in the Ka band frequency range. The Ka band allows for the delivery of greater capacity at faster speeds than Ku band capacity.

California Pizza Kitchen, Inc.

Headquartered in Los Angeles, CPK is a leading polished-casual restaurant chain specializing in California-style pizza. CPK currently has over 240 locations in more than 30 states and 11 countries. In addition to its restaurant operations, CPK also sells its branded products in grocery stores and is a leader in the frozen specialty pizza segment. CPK is owned by Golden Gate Capital, which acquired it in 2011.

Finastra Group Holdings, Ltd

Finastra Group Holdings, Ltd. (“Finastra”) is estimated to be the world’s third largest financial technology company. Finastra, backed by Vista Equity Partners, provides financial software solutions to over nine thousand customers in the retail and transactional banking, lending, treasury and capital markets across 130 countries.

Mitchell International, Inc.

Mitchell International, Inc. (“Mitchell”), based in San Diego, CA, provides solutions that simplify, accelerate and drive better outcomes in the management of claims in both the casualty and collision repair processes. Mitchell has a broad range of technology and technology enabled solution services, networks and partners to address the needs of insurance carriers, third party administrators, self-insured entities, managed care organizations, body shops and pharmacies. Mitchell’s solutions are offered through the following units: Clinical Solutions, Casualty Solutions, and Auto Physical Damage Solutions (APD). Clinical Solutions assist in providing better clinical outcomes for individuals that have suffered an injury, primarily as a result of workplace occupational accidents. Casualty Solutions provide integrated cost containment services that assist insurance carriers and other claims payers in accelerating and optimizing claims associated with workplace and automotive bodily accidents. APD solutions help improve the efficiency of the claims and vehicle repair process while accelerating the settlement of claims in the most effective, fair, and accurate manner for the claimant, the autobody shop, and the insurance carrier.

Research Now Group, Inc.

Research Now Group, Inc. (“Research Now”) is the largest first-party data and insight platform, serving nearly 6,000 market research, media and advertising agencies, publishers, consulting and investment firms and corporate customers. Research Now offers end-to-end solutions for research from survey preparation and delivery to data processing and analytics. Research Now conducts over 90 million surveys annually with from its 29 million active panelists.

TRU (UK) Asia Limited

TRU Taj is a leading global retailer of toys and juvenile products. As of August 2018, the company operated approximately 441 stores in 9 countries under the “Toys R Us” and “Babies R Us” banners. TRU Taj is a subsidiary of Toys and operates substantially all of the company’s international operations (excluding Canada). In August 2018, both Toys and TRU Taj commenced the Restructuring Plan under the U.S. Bankruptcy Code (the “Bankruptcy Code”). The Restructuring Plan became effective in January 2019. See “Risk Factors—Risks Relating to Our Investments—By investing in companies that are experiencing significant financial or business difficulties, we will be exposed to distressed lending risks.”

Investment Manager and Administrator

GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle-market companies. GECM’s team is led by Peter A. Reed, GECM’s Chief Investment Officer. Senior members of the GECM team include Adam M. Kleinman, John S. Ehlinger and Adam W. Yates. The GECM investment team has deployed more than $17.0 billion into more than 550 issuers across 20+ jurisdictions during its members prior and current experiences together.

Investment Selection

GECM employs a team of investment professionals with experience in leveraged finance. The sector-focused research team performs fundamental research at both the industry and company level. Through in-depth industry coverage, GECM’s investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM’s investment team believes that understanding industry trends is an important element of investment success.

Idea Generation, Origination and Refinement

Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, as well as current and former clients, portfolio companies and investors. GECM’s investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. GECM’s investment team focuses their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM’s investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital. GECM has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM’s process requires focus on the terms of the applicable contracts and instruments perfecting security interests. GECM’s criteria provide general guidelines for GECM’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.

Asset Based Investments. Debt issued by firms with negative free cash flow but where GECM’s investment thesis is based on the value of the collateral or the issuer’s assets. This type of investment focuses on expected realizable value of the issuer’s assets.

Enterprise Value Investments. Debt issued by firms whose business generates free cash flow to service the debt with a margin of safety and the enterprise value of the firm represents the opportunity for principal to be repaid by refinancing or in connection with a merger or acquisition transaction. These investments focus on the going concern value of the enterprise.

Other Debt Investments. Debt issued by firms which have the ability to pay interest and principal out of expected free cash flow from their business. These investments focus on the sustainability and defensibility of cash flows from the business.

Due Diligence

GECM’s due diligence typically includes:

•

analysis of the credit documents by GECM’s investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

•	review of historical and prospective financial information;

•	research relating to the prospective portfolio company’s management, industry, markets, customers, products and services and competitors and customers;

•	verification of collateral;

•	interviews with management, employees, customers and vendors of the prospective portfolio company; and

•	informal or formal background and reference checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM’s investment committee, which then determines whether to pursue the potential investment.

Approval of Investment Transactions

GECM’s procedures call for each new investment under consideration by the GECM analysts to be preliminarily reviewed at periodic meetings of GECM’s investment team. GECM’s investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM’s investment committee then will hold a formal review meeting, and following approval of a specific investment, authorization is given to GECM’s trader, including execution guidelines.

GECM’s investment analysts provide regular updates of the positions for which they are responsible to members of GECM’s investment committee.

GECM’s investment analysts and members of the GECM investment committee will jointly decide when to sell a position. The sale decision will then be given to GECM’s trader, who will execute the trade in consultation with the analyst and the applicable member of GECM’s investment committee.

Ongoing Relationship with Portfolio Companies

As a BDC, we offer, and sometimes provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance.

GECM’s investment team monitors our portfolio companies on an ongoing basis. They monitor the financial trends of each portfolio company and its respective industry to assess the appropriate course of action for each investment. GECM’s ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.

Valuation Procedures

We value our assets, an essential input in the determination of our net asset value consistent with GAAP and as required by the Investment Company Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Policies” for an extended discussion of our methodology.

Staffing

We do not currently have any employees. Mr. Reed is our Chief Executive Officer and President and GECM’s Chief Investment Officer. Under the Administration Agreement, GECM provides the services of our Chief Financial Officer and Chief Compliance Officer.

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies we target. Many of these entities have greater financial and managerial resources than we do.

Formation Transactions

On June 23, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Full Circle, that provided for a stock-for-stock merger (the “Merger”) of Full Circle with and into GECC.

Concurrent with delivery of the Merger Agreement, we entered into a Subscription Agreement (the “Subscription Agreement”) with GEC, and the MAST Funds managed by MAST Capital. Per the Subscription Agreement, GEC contributed $30.0 million to us. Prior to the Merger and our election to be regulated as a BDC under the Investment Company Act, per the Subscription Agreement, we acquired a portfolio of debt instruments from the MAST Funds. As a result of the transactions contemplated by the Subscription Agreement, the MAST Funds owned approximately 75% of the pre-Merger outstanding shares of our common stock and GEC owned 25% of the pre-Merger outstanding shares of our common stock. The Merger was completed on November 3, 2016.

Exemptive Relief

We received exemptive relief from the SEC that will allow us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities. If the SEC revokes this relief at any time, GECM will be required to allocate investment opportunities to non-GECM investment vehicles in accordance with its allocation policies.

Investment Management Agreement

Management Services

GECM serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of the Investment Management Agreement, dated as of September 27, 2016 (the “Investment Management Agreement”), by and between us and GECM, GECM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of our investments (including performing due diligence on our prospective portfolio companies);

•	closes and monitors our investments; and

•	determines the securities and other assets that we purchase, retain or sell.

GECM’s services to us under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.

Management and Incentive Fees

Under the Investment Management Agreement, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.

The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined under GAAP) (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”).

Income Incentive Fee

The Income Incentive Fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any accretion of original issue discount, market discount, payment-in-kind (“PIK”) interest, PIK dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that we and our consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”).

Pre-incentive fee net investment income does not include any realized capital gains or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that we may pay an Income Incentive Fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable Income Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an Income Incentive Fee based on such net investment income.

We pay the Income Incentive Fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no Income Incentive Fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income as the “catch up” provision. The “catch up” is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income related portion of the incentive fee:

These calculations are adjusted for any share issuances or repurchases during the quarter and will be appropriately prorated for any period of less than three months. Any Income Incentive Fee otherwise payable with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Incentive Fees”) will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount of Accrued Unpaid Income deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of Income Incentive Fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.

We will defer cash payment of any Income Incentive Fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the most recent twelve full calendar quarter period ending on or prior to the date such payment is to be made (the “Trailing Twelve Quarters”) less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.

Capital Gains Incentive Fee

The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Incentive Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculations

The following hypothetical calculations illustrate the calculation of net investment income based incentive fees under the Investment Management Agreement. Amounts shown are a percentage of total net assets.

	Assumption 1		Assumption 2		Assumption 3
Investment income(1)	4.42%		5.57%		6.42%
Hurdle rate (7% annualized)	1.75%		1.75%		1.75%
“Catch up” provision (8.75% annualized)	2.19%		2.19%		2.19%
Pre-incentive fee net investment income(2)	1.00%		2.15%		3.00%
Incentive fee	—	%(3)	0.40	%(4)	0.60	%(5)

(1)	Investment income includes interest income, dividends and other fee income.
(2)

Pre-incentive fee net investment income is net of management fees and other expenses and excludes organizational and offering expenses. In these examples, management fees are 0.38% (1.50% annualized) of net assets and other expenses are assumed to be 3.04% of net assets.

(3)	The pre-incentive fee net investment income is below the hurdle rate and thus no incentive fee is earned.
(4)

The pre-incentive fee net investment income ratio of 2.15% is between the hurdle rate and the top of the “catch up” provision thus the corresponding incentive fee is calculated as 100% × (2.15%—1.75%).

(5)

The pre-incentive fee net investment income ratio of 3.00% is greater than both the hurdle rate and the “catch up” provision thus the corresponding incentive fee is calculated as (i) 100% × (2.1875%—1.75%) or 0.4375% (the “catch up”); plus (ii) 20% × (3.00%—2.1875%).

The following hypothetical calculations illustrate the calculation of the capital gains based incentive fee under the Investment Management Agreement.

	In millions
	Assumption 1		Assumption 2
Year 1
Investment in Company A	$20.0		$20.0
Investment in Company B	30.0		30.0
Investment in Company C	—		25.0
Year 2
Proceeds from sale of investment in Company A	50.0		50.0
Fair market value (FMV) of investment in Company B	32.0		25.0
FMV of investment in Company C	—		25.0
Year 3
Proceeds from sale of investment in Company C	—		30.0
FMV of investment in Company B	25.0		24.0
Year 4
Proceeds from sale of investment in Company B	31.0		—
FMV of investment in Company B	—		35.0
Year 5
Proceeds from sale of investment in Company B	—		20.0
Capital Gains Incentive Fee:
Year 1	$—	(1)	$—	(1)
Year 2	6.0	(2)	5.0	(6)
Year 3	—	(3)	0.8	(7)
Year 4	0.2	(4)	1.2	(8)
Year 5	—	(5)	—	(9)

(1)	There is no Capital Gains Incentive Fee in Year 1 as there have been no realized capital gains.
(2)

Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as $30.0 million × 20%.

(3)

Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million—$5.0 million) × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(4)

Aggregate realized capital gains are $31.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $31.0 million × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(5)	There is no Capital Gains Incentive Fee in Year 5 as there are no aggregate realized capital gains for which Capital Gains Incentive Fee has not already been paid in prior years.
(6)

Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million—$5.0 million) × 20%. There have been no Capital Gains Incentive Fees paid in prior years.

(7)

Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses and there is $6.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million—$6.0 million) × 20% less $5.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(8)

Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $35.0 million × 20% less $5.8 million (aggregate Capital Gains Incentive Fee paid in prior years).

(9)

Aggregate realized capital gains are $35.0 million. Aggregate realized capital losses are $10.0 million. There is no aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million—$10.0 million) × 20% less $7.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

As illustrated in Year 3 of Assumption 1 above, if GECC were to be wound up on a date other than December 31 of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if GECC had been wound up on December 31 of such year.

For the year ended December 31, 2019, we incurred $3.0 million in base management fees and $2.7 million in income based fees accrued during the period. The incentive fees are currently expected to be deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2019.

For the year ended December 31, 2018, we incurred $3.0 million in base management fees and $0.2 million in income-based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2018.

For the year ended December 31, 2017, we incurred $2.3 million in base management fees and $4.4 million in income-based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2017.

For the period from our inception through December 31, 2016, we incurred $0.4 million in base management fees and $0.9 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There was no capital gains incentive fee earned by our investment adviser as calculated under the Investment Management Agreement for the period ended December 31, 2016.

Payment of Expenses

The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	our organizational expenses;

•

fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to our investments, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

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out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to our portfolio companies that we agree to provide such services to under the Investment Company Act (exclusive of the compensation of any investment professionals of GECM);

•	interest or other costs associated with debt, if any, incurred to finance our business;

•	fees and expenses incurred in connection with our membership in investment company organizations;

•	brokers’ commissions;

•	investment advisory and management fees;

•	fees and expenses associated with calculating our net asset value (including the costs and expenses of any independent valuation firm);

•	fees and expenses relating to offerings of our common stock and other securities;

•	legal, auditing or accounting expenses;

•	federal, state and local taxes and other governmental fees;

•

the fees and expenses of GECM, in its role as the administrator, and any sub-administrator, our transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which we may become a party;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our securities;

•	the expenses of and fees for registering or qualifying our shares for sale and of maintaining our registration and registering us as a broker or a dealer;

•	the fees and expenses of our directors who are not interested persons (as defined in the Investment Company Act);

•	the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;

•	costs of holding stockholders’ meetings;

•	listing fees;

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the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our amended and restated articles of incorporation or bylaws insofar as they govern agreements with any such custodian;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•

our allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by us or by GECM or its respective affiliates on our behalf (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to us);

•

direct costs and expenses incurred by us or GECM in connection with the performance of administrative services on our behalf, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

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all other expenses incurred by us or GECM in connection with administering our business (including payments under the Administration Agreement based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs (including reasonable travel expenses); and

•

costs incurred by us in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

Duration and Termination

Our Board initially approved the Investment Management Agreement on August 8, 2016 and most recently approved the Investment Management Agreement on August 27, 2019. The Investment Management Agreement renews for successive annual periods subject to annual approval by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons.” The Investment Management Agreement will automatically terminate if it is assigned. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Investment Management Agreement is currently in effect.

Conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Any material change to the Investment Management Agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the Investment Management Agreement.

Indemnification

We agreed to indemnify GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

GECM is a Delaware corporation and is registered as an investment adviser under the Advisers Act. GECM’s principal executive offices are located at 800 South Street, Suite 230, Waltham, MA 02453.

Regulation as a Business Development Company

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of:

•	67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy; or

•	more than 50% of the outstanding voting securities.

A majority of our directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 150%. We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally unable to sell shares of our common stock at a price below net asset value per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell shares of our common stock at a price below net asset value per share:

•	in connection with a rights offering to our existing stockholders;

•	with the consent of the majority of our common stockholders; or

•	under such other circumstances as the SEC may permit.

For example, we may sell shares of our common stock at a price below the then current net asset value of our common stock if our Board determines that such sale is in our and our stockholders’ best interests, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which shares of our common stock are sold may be the fair value of such shares of common stock. We may be examined by the SEC for compliance with the Investment Company Act.

We may not acquire any asset other than “qualifying assets” unless, at the time we make such acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;

•	does not have any class of securities listed on a national securities exchange;

•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of our assets, as applicable, are qualifying assets. We will invest in U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock, if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of our common stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We and GECM have each adopted a code of ethics, which applies to the management at each company, respectively, pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our or GECM’s personnel, respectively. Each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the respective codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GECM. The Proxy Voting Policies and Procedures of GECM are set forth below. The guidelines are reviewed periodically by GECM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GECM.

Introduction

As an investment adviser registered under the Advisers Act, GECM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, GECM recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for GECM’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GECM votes proxies relating to our portfolio securities in what it perceives to be the best interest of its clients. GECM reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although GECM generally votes against proposals that may have a negative impact on its clients’ portfolio securities, GECM may vote for such a proposal if there exists compelling long-term reasons to do so.

GECM proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that our vote is not the product of a conflict of interest, GECM requires that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how GECM voted proxies during the twelve-month period ended June 30, 2020 without charge, upon request, by making a written request for proxy voting information to: Chief Compliance Officer, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453, or by calling (617) 375-3006, and on the SEC’s website at http://www.sec.gov.

Certain Federal Income Tax Matters

We currently qualify as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of:

•

our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”).

We (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis.

To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•

at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”).

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

If we realize a net capital loss, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Our Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:

•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction;

•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed, short-term capital gain or ordinary income;

•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);

•	cause us to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;

•	adversely alter the characterization of certain complex financial transactions; and

•	produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above.

We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules and prevent disqualification of us as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.

Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

If we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.

If we acquire shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If we hold more than 10% of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be required to include in our gross income our pro rata share of such CFC’s “subpart F income” and “global intangible low-taxed income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to our stockholders on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.

Administration Agreement

Our Board approved the Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on our behalf, including personnel to serve as our Chief Financial Officer and Chief Compliance Officer. Under the Administration Agreement, GECM also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GECM assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments made by us to GECM under the Administration Agreement are equal to an amount based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers (including our Chief Compliance Officer, Chief Financial Officer and their respective staffs). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement.

The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM’s services under the Administration Agreement or otherwise as our administrator.

Great Elm License Agreement

We entered into a license agreement with GEC pursuant to which GEC granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the Great Elm Capital Corp. name and the logo for so long as GECM, or an affiliate thereof, remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Great Elm Capital Corp.” name. The license agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Brokerage Allocation and Other Practices

GECM does not expect to execute our transactions through any particular broker or dealer, but it plans to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While GECM will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GECM may select a broker based partly upon brokerage or research services provided to GECM, us or GECM’s other clients. In return for such services, we may pay a higher commission than other brokers would charge if we or GECM determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid any brokerage commissions during the three most recent fiscal years.

Properties

Our executive offices are located at 800 South Street, Suite 230, Waltham, MA 02453, and are provided by GECM in accordance with the terms of the Administration Agreement.

Legal Proceedings

From time to time, we, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

We are named as a defendant in a lawsuit filed on March 5, 2016, and captioned Intrepid Investments, LLC v. London Bay Capital, which is pending in the Delaware Court of Chancery. The plaintiff immediately agreed to stay the action in light of an ongoing mediation among parties other than us. This lawsuit was brought by a member of Speedwell Holdings (formerly known as The Selling Source, LLC), one of our portfolio investments, against various members of and lenders to Speedwell Holdings. The plaintiff asserts claims of aiding and abetting, breaches of fiduciary duty, and tortious interference against us. In June 2018, Intrepid Investments, LLC (“Intrepid”) sent notice to the court and defendants effectively lifting the stay and triggering defendants’ obligation to respond to the Intrepid complaint. In September 2018, we joined the other defendants in a motion to dismiss on various grounds. In February 2019, Intrepid filed a second amended complaint to which defendants filed a renewed motion to dismiss in March 2019. We intend to continue to monitor the matter and will assess the need to defend the matter further as necessary.

In July 2016, Full Circle filed suit in the District Court of Caldwell County, Texas against, among others, Willis Pumphrey for breach of a guaranty agreement arising from a loan transaction with Full Circle. Dr. Pumphrey, a personal guarantor of the loan made by Full Circle, our predecessor in interest, brought counterclaims in (i) the District Court of Caldwell County, Texas and (ii) the District Court of Harris County, Texas (the “District Court”) against, among others, Justin Bonner, an employee of GECM, in each case, alleging breach of a confidentiality agreement and tortious interference with Dr. Pumphrey’s attempted sale of a business in which he owned an interest. In August 2017, Dr. Pumphrey voluntarily withdrew his complaint against Mr. Bonner and Full Circle in the District Court of Harris County, Texas. In November 2017, Dr. Pumphrey voluntarily withdrew his complaint without prejudice against Full Circle in the District Court of Caldwell County, Texas. On November 29, 2017, Dr. Pumphrey refiled his claims in the District Court of Harris County, Texas naming Full Circle, MAST Capital, GECC and GECM as defendants. Dr. Pumphrey is seeking between $2 million and $6 million in damages. GECC believes Dr. Pumphrey’s claims to be frivolous and intends to vigorously defend them. Furthermore, we continue to pursue our initial claims against Dr. Pumphrey in the District Court of Caldwell County, Texas. In September 2019, we received a judgment in our favor from the District Court of Caldwell County, Texas.

In September 2018, we (as successor by merger to Full Circle), the other lenders, and the lender trustee under PEAKS Trust 2009-11 (“PEAKS Trust”), were named as defendants in a claim brought by the

Chapter 7 trustee in the ITT Educational Services bankruptcy. Full Circle purchased via assignment a portion of the PEAKS Trust senior secured facility from Deutsche Bank Trust Company Americas in December 2016. The PEAKS Trust senior secured facility was supported by an underlying portfolio of student loans and guaranteed by ITT Educational Services, Inc. (“ITT”). In September 2016, ITT and its affiliates filed for relief under Chapter 7 of the Bankruptcy Code. Following the Chapter 7 filing, a trustee was appointed who initiated a proceeding against certain Deutsche Bank entities and the investors in the PEAKS Trust, including GECC. On November 2, 2018, the trustee filed a motion seeking to stay the litigation in order to facilitate settlement. We are continuing to monitor these proceedings.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

MANAGEMENT

Board of Directors

Our Board is divided into three classes. Directors are elected for staggered terms, with the term of office of only one of these three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our directors have been divided into two groups—interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.

The address for each of our directors is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Name, Address and Age	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past 5 Years
Peter A. Reed (40)(1)	Chairman of the Board of Directors, President and Chief Executive Officer	Until 2022 (since inception)	President and Chief Executive Officer—GECC Chief Investment Officer—GECM Chief Executive Officer—GEC Partner and Portfolio Manager—MAST Capital	4	Avanti GEC Nebraska Book Holdings, Inc. International Wire Group Holdings, Inc.

Randall Revell Horsey (58)	Director	Until 2021 (since 2017)	Senior Vice President and Managing Director of North America—MEGA International Interim Chief Financial Officer—Aquicore, Inc. (“Aquicore”)	N/A	Acquicore

John E. Stuart (54)(3)	Director	Until 2021 (since 2016)	Managing Director—A.L. Stuart Financial Services LLC Managing Member—Full Circle Private Investments, LLC Co-Chief Executive Officer and Chairman—Full Circle	N/A	Full Circle

Mark Kuperschmid (57)	Director	Until 2023 (since inception)	Managing Member—Benmark Investments LLC	N/A	None.

Name, Address and Age	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past 5 Years

Michael C. Speller (51)	Director	Until 2023 (since 2017)	Managing Director and Head of Debt Advisory, North America—Rothschild & Co. Managing Director– Credit Suisse	N/A	None.

(1)	Mr. Reed is an interested person as defined under 2(a)(19) of the Investment Company Act due to his position as our President and Chief Executive Officer and as Chief Investment Officer of GECM.
(2)

Mr. Reed is also a director of GECM. GECM is responsible for the day-to-day management of three separately managed amounts for an institutional investor and one private investment fund in addition to GECC.

(3)

Mr. Stuart is an interested person as defined under 2(a)(19) of the Investment Company Act due to his position as Managing Member of FS Services LLC, which provided consulting services to Great Elm Capital Management, Inc. The consulting agreement was terminated on November 3, 2019.

Peter A. Reed has been our President and Chief Executive Officer since inception and is the current Chairman of our Board. Mr. Reed is Chief Investment Officer of GECM, a position he has held since November 2016, and Chief Executive Officer of GEC and has served as one of GEC’s directors since May 2015. Mr. Reed previously served on the board of directors of Avanti, Nebraska Book Holdings, Inc. and International Wire Group Holdings, Inc. Mr. Reed served as a Partner and Portfolio Manager of MAST Capital from August 2004 to September 2017. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle-market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as President and Chief Executive Officer and as Chief Investment Officer of GECM, our investment adviser.

John E. Stuart was Full Circle’s chairman from its formation through November 2016. Mr. Stuart served as Full Circle’s chief executive officer from its formation until November 2013, and as Full Circle’s co-chief executive officer from November 2013 through February 2015. From February 2017 to June 2019, Mr. Stuart served as a Managing Director of A.L. Stuart Financial Services LLC, the parent company of A.L. Stuart Investments, LLC. In addition, Mr. Stuart is a managing member of Full Circle Private Investments, LLC and FS Services, LLC. Mr. Stuart co-founded Full Circle Funding, LP in 2006 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. From 1999 to 2002 he was co-founder and president of Titan Outdoor Holdings, a New York-based outdoor advertising company, and was a director until its sale in 2005. Prior thereto, Mr. Stuart was a managing director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer & Co. Inc. where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart is an “interested person” of GECC as defined in the Investment Company Act due to his prior positions with Full Circle.

Michael C. Speller is a Managing Director and Head of Debt Advisory, North America for Rothschild & Co. Mr. Speller has over 20 years of investment banking and leveraged finance experience which has involved a wide range of debt capital markets products and situations including leveraged loans, high yield bonds, acquisition finance commitments, exchange offers and restructuring. Before joining

Rothschild in 2017, Mr. Speller was a Managing Director in the Leveraged Finance Origination and Restructuring Group at Credit Suisse where, from 2008, he led the firm’s leveraged finance origination activities for the Global Industrials Group. From 2005 to 2008, Mr. Speller was involved in a broader range of industry leveraged finance coverage, including the retail, real estate and media and telecom sectors. Prior to 2005, Mr. Speller was a member of the Media & Telecom investment banking groups at Credit Suisse First Boston and Donaldson, Lufkin & Jenrette and previously held positions at the GulfStar Group and NationsBank Corp. Mr. Speller holds a Master of Business Administration degree from Columbia Business School and a Bachelor of Business Administration degree from the University of Texas at Austin.

Randall Revell Horsey served as Senior Vice President & Managing Director of North America for MEGA International, a global software firm helping companies manage enterprise complexity by giving them an interactive view of their operations, from June 2017 to December 2019. From October 2014 to March 2019, Mr. Horsey served as a member of the board of directors of Aquicore, a private real-time energy and management software company, and was its interim CFO from June 2015 to June 2017. Mr. Horsey now serves as a board observer on Aquicore’s board of directors. Previously, he was a co-founder and president of HelloWallet, a SaaS personal financial management company that was subsequently acquired by Morningstar in 2014. Mr. Horsey was also an executive at Bank of America, where he ran the Technology Corporate and Investment banking practice and, prior to that, the Equity Capital Markets group. He began his career with The First Boston Corporation and Alex, Brown & Sons.

Mark Kuperschmid is our Lead Independent Director. Mr. Kuperschmid has served as managing member of Benmark Investments LLC since May 2006 and has been a private investor/advisor during the past decade across a variety of industries, and has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York. Mr. Kuperschmid holds a Master of Business Administration degree from the Stanford Graduate School of Business, and a B.S. and B.A. in Economics from the University of Pennsylvania.

Executive Officers

The address for each executive officer is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Name, Address and Age	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Peter A. Reed (40)	Chairman of the Board of Directors, President and Chief Executive Officer	Since inception	President and Chief Executive Officer—GECC Chief Investment Officer—GECM Chief Executive Officer—GEC Partner and Portfolio Manager—MAST Capital

Keri A. Davis (36)	Chief Financial Officer and Treasurer	Since March 2019	Chief Financial Officer—GECM SEC Reporting Manager—GEC Senior Manager—PricewaterhouseCoopers LLP (“PwC”)

Name, Address and Age	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years

Adam M. Kleinman (45)	Chief Compliance Officer and Secretary	Since October 2017	Chief Operating Officer, Chief Compliance Officer and General Counsel—GECM President and Chief Operating Officer—GEC Partner, Chief Operating Officer and General Counsel—MAST Capital

Peter A. Reed. See “—Board of Directors” above.

Keri A. Davis has been our Chief Financial Officer and Treasurer since March 15, 2019. Prior to serving in these position, Ms. Davis served as SEC Reporting Manager of GECM since June 2018. Prior to joining GECC, Ms. Davis served as a senior manager in the audit practice at PwC, a multinational professional services firm focusing on audit and assurance, tax and consulting services. She was employed in various capacities in the audit practice at PwC from 2005 to 2017.

Adam M. Kleinman has been our Chief Compliance Officer and Secretary since September 2017. Mr. Kleinman has served as GEC’s President and Chief Operating Officer since March 2018, and as GECM’s Chief Operating Officer, Chief Compliance Officer and General Counsel since November 2016. Mr. Kleinman was a Partner, Chief Operating Officer and General Counsel of MAST Capital from March 2009 to September 2017. Mr. Kleinman is also a member of the board of directors of Avanti. Prior to joining MAST Capital, Mr. Kleinman was an associate in the Banking and Leverage Finance group at Bingham McCutchen LLP, where he represented financial institutions, hedge funds and corporate borrowers in a broad range of commercial finance transactions.

Corporate Governance

Code of Conduct

We adopted a code of conduct which applies to, among others, our executive officers, including our Chief Executive Officer and our Chief Financial Officer. Our code of conduct can be accessed via our website at www.greatelmcc.com. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form 8-K.

Director Independence

The Nasdaq Stock Market Rules (the “Nasdaq Rules”) require listed companies to have a board of directors with at least a majority of “Independent Directors” (as such term is defined in the Nasdaq Rules). Under the Nasdaq Rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his responsibilities.

In accordance with Nasdaq’s rules, our Board will annually determine each director’s independence. We will not consider a director independent unless our Board has determined that he or she has no material relationship with us or GECM. We will monitor the relationships of our directors and officers through a questionnaire each director will complete no less frequently than annually and update periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board will use the definition in Nasdaq Rule 5605(a)(2), which provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the BDC, as defined in Section 2(a)(19) of the Investment Company Act.

Our Board determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Messrs. Reed and Stuart.

Our governance guidelines require any member of our Board who has previously been determined to be independent to inform the Chairman of our Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his status as an Independent Director to change. Our Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Additional Information About Our Board and Its Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board considers the appointment of our investment manager, administrator and officers, and reviews and monitors the services and activities performed by our investment manager, administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Our Board may designate a chairman to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to her or him by our Board. We do not have a fixed policy as to whether the chairman of our Board should be an independent director. We maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that are in the best interests of GECC and our stockholders at such times.

The members of our Board believe that each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors lead to the conclusion that the directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. Our Board believes that Mr. Reed’s history with MAST Capital, familiarity with our portfolio and GECM’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board.

Our Board does not have a formal diversity policy as it believes that a candidate’s overall experience and professional background are the most important factors in determining whether such candidate has the right qualifications to serve on our Board. In considering each individual for election as director, our Board took into account a variety of factors, including the candidate’s overall experience and professional background.

The Investment Company Act requires that at least a majority of the members of our Board be independent directors. Currently, three of our five directors are independent directors. The Chairman of our Board is an interested person with respect to GECC. Our Board has designated Mark Kuperschmid as our Lead Independent Director. As Lead Independent Director, Mr. Kuperschmid is responsible for coordinating the activities of the other independent directors and for such other duties as are assigned, from time to time, by our Board. Our Board has determined that its leadership structure, in which 80% of the directors are not affiliated with GECM, is appropriate in light of the services that GECM and its affiliates provide to us and the potential conflicts of interest that could arise from these relationships.

Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, compensation, and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Our Board’s Role In Risk Oversight

As is the case with virtually all investment companies, including externally managed BDCs such as GECC (as distinguished from operating companies), service providers to GECC, primarily GECM (located at 800 South Street, Suite 230, Waltham, MA 02453), have responsibility for the day-to-day management of GECC, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).

Our Audit Committee (which consists only of Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with our independent registered public accounting firm and our Chief Financial Officer. In addition, our Audit Committee from time to time meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. Our Board also receives periodic presentations from senior personnel of GECM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. Our Board has adopted policies and procedures designed to address certain risks. In addition, GECC, GECM and our other service providers have adopted a variety of policies, procedures and controls designed to address particular risks to us. However, it is not possible to eliminate all of the risks. Our Board also receives reports from our legal counsel or lawyers of GECM regarding regulatory compliance and governance matters. The Board oversight role does not make our Board a guarantor of our investments or activities or the activities of any of our service providers.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board will annually review a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our and our service providers’ respective compliance policies and procedures.

Our Board believes its role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, we are required to comply with regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

As of December 31, 2019, GECC maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended December 31, 2019, our Board held seven board meetings, eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and two Compensation Committee meetings. All directors who were directors during the fiscal year ended December 31, 2019 attended at least 75% of the meetings of our Board and of the committees on which they served during the period in which they served. Other than Peter A. Reed, no other member of our Board attended last year’s Annual Stockholders’ Meeting.

We require each director to make a diligent effort to attend all Board and committee meetings, and encourage directors to attend the Annual Stockholders’ Meeting.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by our Board. The Audit Committee Charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to our Board whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our quarterly reports on Form 10-Q; pre-approving our auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to our Board; and recommending compensation of our Chief Financial Officer to our Board for determination. Our Audit Committee is currently composed of three persons: Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Horsey currently serves as Chair of the Audit Committee. Our Board has determined that Mr. Horsey qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website (www.greatelmcc.com).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to our Board by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on our Board or a committee hereof; developing and recommending to our Board a set of corporate governance principles applicable to us; overseeing the evaluation of our Board and management; and undertaking such other duties and responsibilities as may from time to time be delegated by our Board to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of three persons: Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter which is available on our website (www.greatelmcc.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453. To have a candidate considered by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of the ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director and the person’s consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated to our Board; and

•	If requested by the Nominating and Corporate Governance Committee, a completed and signed director’s and officer’s questionnaire in our customary form.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our Board include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the Nasdaq Rules, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of GECC, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including our Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Our Board also believes it is appropriate for members of our management to serve as a member of our Board. In addition, although our Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director candidates, our Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to our Board’s membership and collective attributes. Such considerations will vary based on our Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Compensation Committee is responsible for determining, or recommending to our Board for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. Additionally, the Compensation Committee assists our Board with all matters related to compensation, as directed by our Board. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The current members of the Compensation Committee are Messrs. Horsey, Kuperschmid and Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Speller currently serves as the Chair of the Compensation Committee. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. Our executive officers do not have a role in determining or recommending director compensation. The Compensation Committee Charter is available on our website (www.greatelmcc.com).

Compensation of Directors

The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2019. No compensation is paid to the interested directors or executive officers.

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total Compensation From the Company Paid to Director/ Executive Officer
Independent Directors
Mark Kuperschmid	$65,000	$—	$65,000
Randall Revell Horsey	$65,000	$—	$65,000
Michael C. Speller	$65,000	$—	$65,000

Interested Directors
Peter A. Reed	$—	$—	$—
John E. Stuart	$—	$—	$—

Executive Officers
Adam M. Kleinman	$—	$—	$—
Peter A. Reed	$—	$—	$—
Keri A. Davis	$—	$—	$—

(1)	In fiscal year 2019, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Compensation of Directors

No compensation is paid by us to directors who are “interested persons.” Our independent directors each receive an annual fee of $45,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of each of our Board’s standing committees receives an annual fee of $10,000 for his additional services in these capacities. Each member of these committees receives a $5,000 annual fee for serving on these committees. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors also have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Compensation of Executive Officers

We do not provide direct compensation to our officers. Mr. Reed and Mr. Kleinman are indirectly entitled to a portion of any investment advisory fees paid by us to GECM under the Investment Management Agreement, through their financial interests in affiliates of GECM. Our Chief Financial Officer and Treasurer and Chief Compliance Officer and Secretary, are paid by GECM, subject to reimbursement by us of our allocable portion of such compensation under the Administration Agreement.

Our Portfolio Managers

GECM manages our portfolio. We consider Mr. Reed, who serves as our Chief Executive Officer, John Ehlinger, a portfolio manager at GECM, and Adam Yates, a portfolio manager at GECM, jointly to be our portfolio managers. Messrs. Reed, Ehlinger and Yates comprise a majority of GECM’s investment committee. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. Mr. Reed, along with members of GECM’s investment team, through their financial interests in affiliates of GECM, are entitled to a portion of amounts received by GECM under the Investment Management Agreement, less expenses incurred by GECM in performing its services under the Investment Management Agreement. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; (3) equity in GEC and (4) profit sharing by virtue of ownership of debt or equity securities of affiliates of GECM.

John S. Ehlinger, 51 years old, is a Portfolio Manager of GECC and a Member of GECM’s Investment Committee. Prior to joining GECM, Mr. Ehlinger was the Chief Operating Officer and Chief Financial Officer of a medical device start-up doing business as Wellsense Technologies. Before joining Wellsense, Mr. Ehlinger was a Partner at MAST Capital from 2006 to 2011, focusing on distressed and special situations investments. Prior to joining MAST Capital, Mr. Ehlinger worked as a senior analyst and assistant high yield portfolio manager at DDJ Capital Management, LLC, a distressed and high yield debt-focused hedge fund. Before DDJ, Mr. Ehlinger worked as a senior credit analyst for AIG Global Investment Corporation and as an investment banker at Donaldson, Lufkin & Jenrette in Los Angeles. Mr. Ehlinger started his career in Morgan Stanley’s IT and Equity Research departments. Mr. Ehlinger is currently a member of the Board of Trustees and Treasurer of the Charles River School in Dover, MA. Mr. Ehlinger currently serves on the board of directors of Prestige Capital Finance, LLC.

Adam W. Yates, 37 years old, is a Portfolio Manager of GECC and a Member of GECM’s Investment Committee. Mr. Yates was a Partner and the Head Trader at MAST Capital until 2017. Mr. Yates managed MAST Capital’s trading responsibilities and, as a member of the Investment Committee, worked closely with the senior investment team in security selection and portfolio construction. Mr. Yates was also a member of MAST Capital’s Risk Committee and Best Execution Committee. Prior to joining MAST Capital in 2007, Mr. Yates was a New Business Coordinator at Appleton Partners, Inc. Mr. Yates currently serves on the board of directors of Great Elm FM Holdings, Inc.

Compensation Committee Interlocks and Insider Participation

Messrs. Horsey, Kuperschmid and Speller served on our Compensation Committee during fiscal year 2019. Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein. No current or past executive officers or employees of ours or our affiliates serve on our Compensation Committee.

Other Accounts Managed

As of December 31, 2019, GECM is primarily responsible for the day-to-day management of three separately managed accounts for an institutional investor.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Peter A. Reed	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 4 None	None $13 None	None 4 None	None $13 None

Portfolio Managers’ Material Conflicts of Interest

Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEC.

Although funds managed by GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with GECM.

We will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and GECM have the right to terminate the agreement without penalty upon 60 days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.

Pursuant to the Administration Agreement, we will pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

We expect the Participating Shareholders would likely fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise all rights issued to them. See “The Offering—Over-Subscription Privilege.”

Ownership of Securities

As of December 31, 2019, the dollar range of our equity securities beneficially owned by Mr. Reed was over $100,000, the dollar range of our equity securities beneficially owned by Mr. Ehlinger was over $100,000, and the dollar range of our equity securities beneficially owned by Mr. Yates was over $100,000, in each case based on the closing price for our common stock of $7.78 on December 31, 2019.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Mr. Reed serves as a Chief Executive Officer and a member of the board of directors of GEC, in addition to being our Chief Executive Officer and Chief Investment Officer of GECM. Mr. Kleinman serves as President and Chief Operating Officer of GEC, in addition to being our Chief Compliance Officer and Secretary. GEC is the beneficial owner of approximately 21.8% of our outstanding common stock as of December 31, 2019.

In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEC.

We entered into a license agreement with GEC pursuant to which GEC granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.

We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEC. Subject to the overall supervision of our Board of Directors, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $3.0 million in base management fees and $2.7 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2019, $3.0 million in base management fees and $0.2 million in incentive fees for the year ended December 31, 2018, and $2.3 million in base management fees and $4.4 million in incentive fees for the year ended December 31, 2017.

We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2019, 2018 and 2017, we reimbursed GECM in the amount of $1.0 million, $1.4 million and $1.4 million, respectively, for services provided under the Administration Agreement.

We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

We expect the Participating Shareholders would likely fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise all rights issued to them. See “The Offering—Over-Subscription Privilege.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of [                    ], 2020, the number of shares of our common stock beneficially owned by each of our directors and named executive officers, all directors and executive officers as a group and each person known to us to beneficially own more than 5% of our common stock, according to information furnished to us by such persons or publicly available filings.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)
Interested Directors
Peter A. Reed	89,053	*
John E. Stuart	17,116	*

Independent Directors
Michael C. Speller	16,456	*
Randall Revell Horsey	12,414.802	*
Mark Kuperschmid(2)	20,520	*

Executive Officers
Adam Kleinman	34,716.267	*
Keri Davis	627.061	*
Directors and executive officers as a group (7 persons)	190,904.130	1.8%

5% Beneficial Owners
Great Elm Capital Group, Inc.(3).	2,278,581	21.9%

*	Less than one percent.
(1)	Based on a total of [10,424,957] shares of our common stock issued and outstanding as of [ ], 2020.
(2)

Represents shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)

Great Elm Capital Group, Inc. is the beneficial owner of 2,278,581.359 shares of our common stock, including 2,043,434 shares of our common stock of which it has sole voting and dispositive power and 235,147.359 shares of our common stock of which it has shared voting and dispositive power. The address for Great Elm Capital Group, Inc. is 800 South Street, Suite 230, Waltham, MA 02453.

Set forth below is the dollar range of equity securities beneficially owned by each of GECC’s directors as of December 31, 2019. GECC is not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities of GECC(1)(2)
Independent Directors
Randall Revell Horsey	$50,001-$100,000
Mark Kuperschmid	Over $100,000
Michael C. Speller	Over $100,000

Interested Directors
Peter A. Reed	Over $100,000
John E. Stuart	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $7.78 on December 31, 2019.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of GECC each quarter by subtracting our total liabilities from the fair value of our gross assets.

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short-term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy. Our Board approves in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

Absent the approval by a majority of our common stockholders to allow us to issue common stock at a price below net asset value, our Board or an authorized committee thereof will be required to make the determination that we are not selling our common stock at a price below the then current net asset value of our common stock at the time of any offering of our common stock. Our Board or an authorized committee thereof consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (1) a value that our Board or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the Investment Company Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his or her cash distribution reinvested in our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for common stock acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such common stock in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose common stock are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued common stock to implement the plan to the extent our common stock is trading at a premium to net asset value per share of the common stock. In the case that such newly issued common stock is used to implement the plan, the number of common stock to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the date fixed by the Board for such purposes. Market price per share on that date will be the closing price for such common stock on the national securities exchange on which our common stock is then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, we reserve the right to instruct the plan administrator to purchase our common stock in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new common stock, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all common stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional common stock will be issued has been determined and elections of our stockholders have been tabulated.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the common stock is credited to the U.S. stockholder’s account.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at (800) 937-5449.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary is subject to differing interpretation or change by legislative or administrative action, and any such differing interpretation or change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, including stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.

Taxation of GECC

A discussion of taxation of GECC is included under “The Company—Certain Federal Income Tax Matters.”

Taxation of U.S. stockholders

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).

If we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. On May 4, 2020, the IRS issued Revenue Procedure 2020-19, which temporarily reduces (through the end of 2020) that minimum amount of the distribution that must be available in cash to 10%. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Non-corporate stockholders with income in excess of certain thresholds are, in general, subject to an additional tax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.

We may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Withholding at a rate of 30% is generally required on dividends in respect of, and gross proceeds from the sale of shares of, our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. However, the IRS has issued proposed Treasury Regulations that eliminate this withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. We will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.

Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. However, the IRS has issued proposed Treasury Regulations that eliminate FATCA withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the Nasdaq Global Market under the ticker symbol “GECC.” There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of [                    ], 2020:

Title of Class	Amount Authorized	Amount Held by GECC or for GECC’s Account	Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	[ ]
GECCL Notes	—	—	$29.7 million
GECCM Notes	—	—	$45.6 million
GECCN Notes			$44.2 million

Under our charter, our Board is authorized to classify and reclassify any unissued stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All of our common stock has equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights, generally have no appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued common stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing stockholders. Under the terms of our charter, our Board is authorized to issue preferred stock in one or more classes or series without stockholder approval. Prior to issuance of common stock of each class or series, the Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock, if any, would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter requires otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for a term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies, and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Our Board has the exclusive right to amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of our Board or (2) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have had the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

•

amendments to the provisions of our charter relating to the classification of our Board, the power of our Board to fix the number of directors and to fill vacancies on our Board, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our charter and extraordinary transactions and our Board exclusive power to amend our bylaws;

•	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the Investment Company Act);

•	our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution;

•

any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•

any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, or collectively, “Transacting Persons,” on the other hand.

However, if such amendment, proposal or transaction is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law will not require further stockholder approval unless another provision of our charter requires such approval. In either event, in accordance with the requirements of the Investment Company Act, any such amendment, proposal or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our charter as (1) certain of our current directors named therein, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board determines that such rights shall apply.

Control Share Acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to stock acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future.

Business Combinations

Under Maryland law, the Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than common stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.

The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.

Forum Selection Clause

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.

Waiver of Corporate Opportunity Doctrine

Our charter provides that, we, by resolution of our Board, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities and cash are held in safekeeping by U.S. Bank National Association located at One Federal Street, Third Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Jones Day, New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the dealer managers by Dechert LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2019 and December 31, 2018, and our related statement of operations, changes in net assets, cash flows and financial highlights for the years ended December 31, 2019, December 31, 2018 and December 31, 2017, have been audited by Deloitte & Touche LLP, McLean, Virginia, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the registration statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 7900 Tysons One Pl #800, McLean, VA 22102.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to shares of our common stock offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below:

•	The financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on March 19, 2020; and

•	The financial statements contained in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, filed on May 11, 2020.

To obtain copies of these filings, see “Where You Can Find More Information.”

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

Financial Statements

The consolidated financial statements of Great Elm Capital Corp. (the “Registrant”) included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 are incorporated by reference in Part A of this registration statement.

Exhibits

Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under File No. 814-01211 with the Securities and Exchange Commission (the “SEC”).

Exhibit Number	Description

(a)	Amended and Restated Charter of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on November 7, 2016)

(b)	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)

(c)	Not Applicable.

(d)(1)	Form of certificate for the Registrant’s common stock (incorporated by reference to Exhibit 5 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)

(d)(2)	Form of Subscription Certificate for Rights Offering (to be filed)

(d)(3)	Form of Notice of Guaranteed Delivery (to be filed)

(d)(4)	Form of Notice to Stockholders Who Are Record Holders (to be filed)

(d)(5)	Form of Notice to Stockholders Who Are Acting as Nominees (to be filed)

(d)(6)	Form of Beneficial Owner Election Form (to be filed)

(e)	Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 13(d) to the pre-effective amendment to the Registration Statement on Form N-14 (File No. 333-212817) filed on September 26, 2016)

(f)	Not Applicable.

(g)	Investment Management Agreement, dated as of September 27, 2016, by and between the Registrant and Great Elm Capital Management, Inc. (“GECM”) (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 7, 2016)

(h)(1)	Form of Dealer Manager Agreement (to be filed)

(h)(2)	Form of Soliciting Dealer Agreement (to be filed)

(i)	Not Applicable

(j)	Custody Agreement, dated as of January 2, 2020, by and between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed on May 11, 2020)

(k)(1)	Agreement and Plan of Merger, dated as of June 23, 2016, by and between Full Circle Capital Corporation and the Registrant (incorporated by reference to the Rule 425 filing (File No. 814-00809) on June 27, 2016)

Exhibit Number	Description

(k)(2)	Subscription Agreement, dated as of June 23, 2016, by and among the Registrant, Great Elm Capital Group, Inc. and the investment funds signatory thereto (incorporated by reference to the Rule 425 filing (File No. 814-00809) on June 27, 2016)

(k)(3)	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM (incorporated by reference to Exhibit 10.2 to the Form 8-K filed on November 7, 2016)

(k)(4)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K filed on November 7, 2016)

(k)(5)	Amended and Restated Registration Rights Agreement, dated as of November 4, 2016, by and among the Registrant and the holders named therein (incorporated by reference to Exhibit 10.3 to the Form 8-K filed on November 7, 2016)

(k)(6)	Indenture, dated as of September 18, 2017, by and between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to the Form 8-K/A filed on September 21, 2017)

(k)(7)	First Supplemental Indenture, dated as of September 18, 2017, by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.2 to the Form 8-K/A filed on September 21, 2017)

(k)(8)	Global Note, dated September 18, 2017 (incorporated by reference to Exhibit 4.3 to the Form 8-K/A filed on September 19, 2017, as amended September 21, 2017)

(k)(9)	Global Note, dated September 29, 2017 (incorporated by reference to Exhibit 4.3 to the Form 8-K filed on September 29, 2017)

(k)(10)	Second Supplemental Indenture dated as of January 19, 2018, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 filed on January 19, 2018)

(k)(11)	Global Note, dated January 19, 2018 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 filed on January 19, 2018)

(k)(12)	Third Supplemental Indenture, dated as of June 18, 2019, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-227605) filed on June 18, 2019

(k)(13)	Global Note, dated June 18, 2019 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-227605) filed on June 18, 2019)

(k)(14)	Form of Subscription Agent Agreement (to be filed)

(k)(15)	Form of Information Agent Agreement (to be filed)

(l)	Opinion of Venable LLP (to be filed)

(m)	Not Applicable

(n)(1)*	Consent of Deloitte & Touche LLP, Registered Independent Accounting Firm

(n)(2)	Consent of Venable LLP (to be filed)

(n)(3)*	Power of Attorney (incorporated by reference to the signature page to this registration statement)

(o)	Not Applicable

(p)	Not Applicable

Exhibit Number	Description

(q)	Not Applicable

(r)(1)	Code of Ethics of Registrant (incorporated by reference to Exhibit 14.1 to the Form 10-K filed on March 30, 2017)

(r)(2)	Code of Ethics of GECM (incorporated by reference to Exhibit 14.2 to the Form 10-K filed on March 30, 2017)

*	Filed herewith

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

Item 26.	Marketing Arrangements

The information contained under the heading “The Offering—Dealer Managers Arrangements” in the prospectus is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution**

SEC registration fee	$	[	]
Nasdaq Global Market Additional Listing Fees		[	]
Financial Industry Regulatory Authority fee		[	]
Accounting fees and expenses		[	]
Legal fees and expenses		[	]
Printing expenses		[	]
Subscription agent fees		[	]
Information agent fees		[	]
Miscellaneous fees and expenses		[	]

Total	$	[	]

**	These amounts (other than the SEC registration fee, Nasdaq fee and Financial Industry Regulatory Authority fee) are estimates.

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth our direct subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

Entity	Ownership	Jurisdiction of Organization
PE Facility Solutions, LLC	87%	Delaware
Double Deuce Lodging LLC*	100%	Delaware
TFC-SC Holdings, LLC*	100%	Delaware
Prestige Capital Finance, LLC	80%	Delaware

*	Entities are consolidated for purposes of financial reporting.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of our securities at [                ], 2020.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	[	]
6.50% Notes due 2022	[	]
6.75% Notes due 2025	[	]
6.50% Notes due 2024	[	]

Item 30.	Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Registrant’s charter authorizes the Registrant, and the Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to, or witness in the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty,

(b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Manager and Administrator

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31.	Business and Other Connections of Investment Advisor

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of GECM, reference is made to GECM’s Form ADV, filed with the SEC under the Investment Advisers Act of 1940, as amended, and incorporated herein by reference upon filing.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

1.	the Registrant, 800 South Street, Suite 230, Waltham, Massachusetts 02453;

2.	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

3.	the Custodian, U.S. Bank National Association, One Federal Street, Third Floor, Boston, Massachusetts 02110; and

4.	GECM, 800 South Street, Suite 230, Waltham, Massachusetts 02453.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.

The Registrant undertakes to suspend the offering of shares until the prospectus filed as part of this registration statement is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.

The Registrant undertakes that (a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, and the Commonwealth of Massachusetts, on the 13th day of July, 2020.

GREAT ELM CAPITAL CORP.
By:	/s/ Peter A. Reed
	Name:	Peter A. Reed
	Title:	Chief Executive Officer

Each person whose signature appears below constitutes and appoints Peter A. Reed and Keri A. Davis (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statements, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of July 13, 2020.

Signature	Title

/s/ Peter A. Reed Peter A. Reed	Chief Executive Officer, President and Director (Principal Executive Officer)

/s/ Keri A. Davis Keri A. Davis	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Mark Kuperschmid Mark Kuperschmid	Director

/s/ Randall Revell Horsey Randall Revell Horsey	Director

/s/ Michael C. Speller Michael C. Speller	Director

/s/ John E. Stuart John E. Stuart	Director